UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2016

Date of reporting period:	June 1, 2015 – November 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PDREX

Putnam Dynamic Risk Allocation Fund

Semiannual report 11 | 30 | 15

A world of investing.®

Putnam Investments

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam
Dynamic Risk
Allocation Fund

Semiannual report
11 | 30 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	23

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Allocation of assets among asset classes may hurt performance, and efforts to diversify risk through the use of leverage and allocation decisions may not be successful. Derivatives carry additional risks, such as the inability to terminate or sell derivatives positions and the failure of the other party to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Use of leverage obtained through derivatives increases these risks by increasing investment exposure. Over-the-counter derivatives are also subject to the risk of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. The use of short selling may result in losses if the securities appreciate in value. Commodities involve market, political, regulatory, and natural conditions risks. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Now that the U.S. Federal Reserve has raised interest rates, some degree of uncertainty has lifted. Recent volatility in the markets, however, tells us that the way forward in 2016 will not likely be a straight ascending path.

There are divergent economic conditions around the world. Oil prices continue to drop, putting pressure on the energy sector while helping consumers. U.S. growth appears stable but modest, and Europe continues to be in stimulative mode as it tries to accelerate its recovery. On the other hand, China is decelerating, as emerging markets that are tied to its fortune have experienced losses. Still, these markets may present potential opportunities.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended November 30, 2015, as well as an outlook for the coming months.

With a new year beginning, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam Dynamic Risk Allocation Fund

A strategy for allocating risks rather than assets

Traditional balanced funds can be unbalanced in terms of risk. Instead of balancing stocks and bonds, Putnam Dynamic Risk Allocation Fund makes allocations across four different risk sources — equity, credit, inflation, and interest rates. We believe this flexible approach can produce better risk-adjusted returns for investors over time.

The fund's management team has experience in global allocation strategies over several market cycles.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio. **The fund is not intended to outperform stocks and bonds during strong market rallies.**

A traditional balanced fund emphasizes equity risk

In a traditionally balanced portfolio — 60% stocks and 40% bonds — stocks dominate overall portfolio risk, which can lead to an unbalanced risk profile.

Fixed income 40%
Stocks 60%
Stocks 90%
Fixed income 10%
Asset weight
Contribution to risk

A risk allocation fund de-emphasizes equity risk

Putnam Dynamic Risk Allocation Fund diversifies its exposures across a wider range of risk sources, adjusting these allocations based on the portfolio managers' expectations for risk-adjusted returns.

Equity
Interest rates
Inflation
Credit
Contribution to risk

Illustrations are hypothetical and are not intended to represent the current allocation of any Putnam fund. A traditional balanced fund is represented by a 60%/40% split between equities and fixed income, as defined by Lipper. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Leverage may be achieved either through short-term borrowing or through the use of derivatives. Asset weights may exceed 100% in funds that employ leverage due to borrowed capital and/or derivatives exposure. Risk, as measured by standard deviation, gauges how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio over a 3-year period. Asset weight for Putnam Dynamic Risk Allocation Fund represents a baseline allocation selected by the fund's portfolio managers and is subject to change. It is inclusive of leverage and represents a starting point for future active allocation.

2 Dynamic Risk Allocation Fund

Dynamic Risk Allocation Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 12–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Barclays Global Aggregate Bond Index, and 10% of which is the S&P GSCI. See index descriptions on pages 16–17.

† Returns for the six-month period are not annualized, but cumulative.

4	Dynamic Risk Allocation Fund

Interview with
your fund’s
portfolio manager

Bob, what was the investment environment like during the six-month reporting period ended November 30, 2015?

It was a mixed investment climate overall, highlighted by extreme bouts of volatility in the equity markets during the final three months of the period amid global concerns about decelerating economic activity in China. The semiannual period began in June with uncertainty over Greece’s ability to secure a deal with its international creditors. This caused broad swings in global financial markets. As summer unfolded, China’s economic slowdown became the focus of investors’ attention. There was a widespread retreat from riskier assets and a correction in the U.S. equity market, resulting from concerns about the pace of growth in China and elsewhere overseas. Uncertainty about the strength of demand from the world’s second-largest economy and biggest importer of raw materials deepened a selloff in commodities.

In September, investors grew more anxious when the Federal Reserve opted not to raise its target for short-term interest rates, citing concerns about the potential impact of international developments on U.S. economic growth. In October, markets rebounded, as worries about global spillover effects from economic deceleration in China receded when the Chinese government announced additional stimulus measures. In November,

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/15. See pages 4 and 12–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

Dynamic Risk Allocation Fund	5

the final month of the period, equities delivered flat returns.

During the third quarter, volatility, as measured by the CBOE Volatility Index [VIX], rose to its highest level since October 2011, while the S&P 500 Index declined 6.4% and the MSCI World Index [ND] fell 8.5%. The primary causes were, first, the selloff in China’s stock exchanges; second, the drop in commodity prices, including oil in particular; and third, the devaluation of the yuan. Emerging-market and growth stocks were hardest hit by this decline.

In the fixed-income arena, geopolitical uncertainty, combined with falling energy prices, weaker economic growth abroad, and relatively high yields in the United States versus other global regions, fueled demand for longer-term U.S. bonds, helping to support bond prices. Higher-quality debt securities outperformed higher-yielding, noninvestment-grade debt during the period.

How did the fund perform in this environment?

Putnam Dynamic Risk Allocation Fund’s class A shares declined 6.22%. This result

Allocations are shown as a percentage of the fund’s net assets as of 11/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

The negative cash and net other assets percentage reflects leverage utilized to establish the desired capital and risk allocations within the portfolio.

6	Dynamic Risk Allocation Fund

compares with a negative return of 5.07% during the period for the fund’s custom benchmark, the Putnam Dynamic Risk Allocation Blended Index, which represents diverse exposure to stocks, bonds, and commodities.

The fund allocates its assets across four different risk categories: equities, interest-rate-sensitive assets, credit-sensitive assets, and inflation-sensitive assets. The custom benchmark’s risk allocations comprise roughly 50% in global equities and about 17% each in interest-rate-sensitive fixed-income securities, credit-sensitive high-yield bonds, and commodities and other inflation-sensitive instruments.

The fund’s underperformance relative to its benchmark was primarily the result of higher commodity exposure in the fund’s starting allocation, referred to as the strategic

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/15. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Risk Allocation Fund	7

policy portfolio. Asset classes within the strategic policy portfolio experienced broad weakness, with commodities and emerging-market equities performing particularly poorly over the period. U.S. equities, U.S. high yield, U.S. Treasury Inflation-Protected Securities [TIPS], and international equities also faced headwinds over the period. International fixed income was one asset class that was able to produce positive performance. Despite the portfolio facing headwinds, both dynamic asset allocation and active execution strategies contributed to the fund’s performance.

What factors drove the fund’s performance during the reporting period?

Within dynamic asset allocation, a strategic policy portfolio-relative underweight to commodities was the biggest driver of performance. Though the fund was underweight relative to the strategic policy portfolio allocation, it still had higher commodity exposure than did the quoted custom benchmark. An underweight to emerging markets, slight overweight to international equity, and positioning in U.S. small caps and U.S. TIPS also made positive contributions. Positioning in U.S. Treasuries

Allocations are shown as a percentage of the fund’s net assets as of 11/30/15. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.

8	Dynamic Risk Allocation Fund

and a slight underweight to real estate investment trusts [REITs] were two notable detractors from the dynamic asset allocation strategy. The active execution strategy also made a positive impact on the portfolio for the semiannual period. Security selection within commodities, high yield, and international equities were the biggest drivers of performance here. One notable detractor from the active implementation strategy was security selection with the fund’s U.S. low-volatility equity strategy. Strategic global macro positions also demonstrated poor performance as a whole. Weakness here was countered by strong active implementation strategy decisions elsewhere.

Which strategies didn’t work as well?

As mentioned above, within the dynamic asset allocation strategy a slight underweight in REITs and positioning in U.S. Treasuries detracted from performance. Within the active execution strategy, security selection within the U.S. low-volatility equity strategy detracted, and security selection within emerging-market equities was also a slight detractor. Strategic global macro positioning was also a net negative.

These specific strategies did not hold back performance of the fund. Poor performance from the strategic policy portfolio, specifically a significant negative contribution from commodities, held back performance. Weakness in emerging-market equities and U.S. high yield also detracted, though to a lesser extent than commodities.

What is your thinking of current market valuations?

We have been paying attention to market valuations specifically within the U.S. equity market. U.S. equity market valuations had been getting high, relative to historical levels, in our view, before the selloff experienced in the third quarter. We viewed the selloff as an opportunity — and we tactically added

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Risk Allocation Fund	9

equities as valuations came down. That said, our experience has been that valuations tend to be a much better long-term indicator of market performance than something we believe drives markets in the shorter term.

What is your outlook for the investment environment as 2016 gets under way?

We are more optimistic about the current state of U.S. economic growth. In addition, we do not think that the Chinese economy is in the process of imploding; rather we think it possible for China to see annualized economic growth in the 5% to 7% range. Also, we believe accommodative monetary policies in the eurozone and Japan could continue to be supportive in those regions. On the whole, we view the third quarter’s pullback in equity prices as a useful correction that presented attractive buying opportunities. While we believe potential headwinds and volatility remain, our outlook continues to call for a tactical tilt toward equity and credit risk, in particular high-yield bonds.

Within inflation-sensitive assets, we tend not to favor taking risk here, particularly in commodities, due to the negative momentum that we believe persists within the asset class. Within fixed income, the Fed finally moved from a zero interest-rate environment in December and we think the central bank will hike rates into 2016. We are being tactical in the middle to longer parts of the Treasury curve.

Within equities, we think economic growth will continue its positive trajectory, which should provide a tailwind for global equities. However, we do recognize that there is the potential for more variability around equity returns going forward. We think emerging markets remain challenged, but we do think the market remains overly pessimistic on China. The consensus view is that slowing growth in China may cause a slowdown in demand for European and Japanese goods. One of the reasons we prefer European and Japanese equities is that we believe the market is being overly pessimistic, and we are also encouraged by the accommodative monetary policy in place in these developed international markets.

We continue to prefer credit risk as a significant source of risk in the portfolio. We feel that spreads at current levels more than compensate for the underlying risk of loss/ default, and have added credit risk in the form of high-yield bond exposure over the past few months.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. Bob joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch, Robert J. Schoen, and Jason R. Vaillancourt, CFA.

10 Dynamic Risk Allocation Fund

IN THE NEWS

Global merger-and-acquisition (M&A) activity has rocketed to record levels. On November 2, 2015, the $3.93 trillion record set in 2007 was broken, as year-to-date M&A tracked by Dealogic moved higher on the back of Visa’s plans to buy Visa Europe for $23 billion. The historically high level of activity has been driven by increasingly larger deals. Citing S&P Capital IQ, Business Insider pointed out in April that 7 of the 10 biggest M&A transactions in the wake of the 2008 financial crisis had all been announced within the previous 16 months. We believe a key question for investors is whether high M&A levels are good or bad for markets. From one perspective, fewer industry players may appear likely to reduce healthy market competition and dynamism. On the other hand, bargaining and pricing power that come with larger economies of scale could benefit consumers in every sector — from health care and technology to energy and consumer staples.

Dynamic Risk Allocation Fund	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)	(7/2/12)	(7/2/12)	(9/19/11)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	15.75%	9.10%	12.15%	10.15%	12.18%	12.18%	13.36%	9.39%	14.53%	17.27%	17.39%	17.01%
Annual average	3.55	2.10	2.77	2.33	2.78	2.78	3.03	2.16	3.29	3.87	3.89	3.81

3 years	3.28	–2.66	0.96	–1.84	0.96	0.96	1.68	–1.88	2.45	4.21	4.31	3.98
Annual average	1.08	–0.89	0.32	–0.62	0.32	0.32	0.56	–0.63	0.81	1.38	1.42	1.31

1 year	–5.31	–10.75	–6.01	–10.51	–6.01	–6.91	–5.74	–9.03	–5.54	–4.99	–4.96	–5.06

6 months	–6.22	–11.61	–6.58	–11.25	–6.58	–7.51	–6.48	–9.75	–6.35	–6.03	–6.04	–6.13

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

12 Dynamic Risk Allocation Fund

Comparative index returns For periods ended 11/30/15

		Lipper Alternative
	Putnam Dynamic Risk	Global Macro Funds
	Allocation Blended Index	category average*

Life of fund	18.08%	11.31%
Annual average	4.04	2.39

3 years	7.00	2.57
Annual average	2.28	0.69

1 year	–5.97	–5.06

6 months	–5.07	–5.82

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 11/30/15, there were 327, 314, 224, and 166 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/15

	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

5/31/15	$11.10	$11.78	$10.94	$10.95	$11.11	$11.51	$11.02	$11.12	$11.10	$11.10

11/30/15	10.41	11.05	10.22	10.23	10.39	10.77	10.32	10.45	10.43	10.42

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)	(7/2/12)	(7/2/12)	(9/19/11)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	12.18%	5.73%	8.59%	6.65%	8.62%	8.62%	9.82%	5.98%	10.93%	13.65%	13.69%	13.43%
Annual average	2.72	1.31	1.94	1.51	1.95	1.95	2.21	1.36	2.45	3.03	3.04	2.99

3 years	0.04	–5.71	–2.23	–4.98	–2.27	–2.27	–1.48	–4.93	–0.76	0.94	0.92	0.77
Annual average	0.01	–1.94	–0.75	–1.69	–0.76	–0.76	–0.50	–1.67	–0.25	0.31	0.31	0.26

1 year	–6.32	–11.71	–7.08	–11.63	–7.08	–7.99	–6.80	–10.06	–6.58	–6.06	–6.13	–6.13

6 months	–6.93	–12.28	–7.26	–11.80	–7.25	–8.16	–7.14	–10.39	–7.10	–6.75	–6.82	–6.82

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

Dynamic Risk Allocation Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Net expenses for the fiscal year
ended 5/31/15*	1.17%	1.92%	1.92%	1.67%	1.42%	0.87%	0.77%	0.92%

Total annual operating expenses for
the fiscal year ended 5/31/15	1.35%	2.10%	2.10%	1.85%	1.60%	1.05%	0.95%	1.10%

Annualized expense ratio for the
six-month period ended 11/30/15†	1.16%	1.91%	1.91%	1.66%	1.41%	0.85%	0.75%	0.91%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/16.

† The figure in the table reflects an annualized calculation based on the current expense limits that went into effect on October 1, 2015.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/15 to 11/30/15. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.62	$9.24	$9.24	$8.03	$6.83	$4.12	$3.64	$4.41

Ending value (after expenses)	$937.80	$934.20	$934.20	$935.20	$936.50	$939.70	$939.60	$938.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 Dynamic Risk Allocation Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/15, use the following calculation method. To find the value of your investment on 6/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.86	$9.62	$9.62	$8.37	$7.11	$4.29	$3.79	$4.60

Ending value (after expenses)	$1,019.20	$1,015.45	$1,015.45	$1,016.70	$1,017.95	$1,020.75	$1,021.25	$1,020.45

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Risk Allocation Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management, comprising 50% MSCI World Index (ND), 40% Barclays Global Aggregate Bond Index, and 10% S&P GSCI.

16 Dynamic Risk Allocation Fund

S&P 500 Index is an unmanaged index of common stock performance.

S&P GSCI is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2015, Putnam employees had approximately $500,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Risk Allocation Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

18 Dynamic Risk Allocation Fund

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most

Dynamic Risk Allocation Fund 19

funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 1.15% of its average net assets through at least September 30, 2016. During its fiscal year ending in 2014, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as

20 Dynamic Risk Allocation Fund

well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on September 19, 2011, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Alternative Global Macro Funds) for the one-year and three-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Over the one-year and three-year periods ended December 31, 2014, there were 307 and 197 funds, respectively, in your fund’s Lipper peer group. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful

Dynamic Risk Allocation Fund 21

that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Dynamic Risk Allocation Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Risk Allocation Fund 23

The fund’s portfolio 11/30/15 (Unaudited)

COMMON STOCKS (40.6%)*	Shares	Value

Basic materials (1.5%)
Aceto Corp.	375	$10,579

Airgas, Inc.	1,178	162,800

Amcor, Ltd. (Australia)	10,724	104,670

American Vanguard Corp.	1,438	22,663

Andersons, Inc. (The)	326	11,237

ArcelorMittal SA (France)	6,851	33,601

BASF SE (Germany)	3,823	316,430

Beacon Roofing Supply, Inc. †	601	25,705

Bemis Co., Inc.	2,185	102,957

Cabot Corp.	255	11,103

Cambrex Corp. †	485	26,011

Chicago Bridge & Iron Co. NV	468	20,007

Continental Building Products, Inc. †	1,304	23,785

Domtar Corp. (Canada)	440	18,080

EMS-Chemie Holding AG (Switzerland)	195	79,509

Evonik Industries AG (Germany)	2,145	73,292

Fortescue Metals Group, Ltd. (Australia) S	33,490	47,253

Glencore PLC (United Kingdom)	27,523	40,089

Innophos Holdings, Inc.	292	8,678

Innospec, Inc.	375	21,900

KapStone Paper and Packaging Corp.	783	19,003

Kraton Performance Polymers, Inc. †	407	9,056

Kuraray Co., Ltd. (Japan)	3,400	43,317

LSB Industries, Inc. †	564	4,010

Minerals Technologies, Inc.	398	24,493

Mitsubishi Gas Chemical Co., Inc. (Japan)	5,000	27,115

Mitsubishi Materials Corp. (Japan)	26,000	91,974

Mondi PLC (South Africa)	2,105	48,950

Nitto Denko Corp. (Japan)	1,800	121,446

NN, Inc.	1,045	17,817

Orion Engineered Carbons SA (Luxembourg)	910	11,448

Patrick Industries, Inc. †	654	27,095

Rio Tinto PLC (United Kingdom)	1,689	56,180

Royal Boskalis Westminster NV (Netherlands)	1,435	63,860

Sherwin-Williams Co. (The)	646	178,341

Sumitomo Metal Mining Co., Ltd. (Japan)	6,000	67,719

ThyssenKrupp AG (Germany)	6,463	137,560

Trex Co., Inc. †	136	5,889

UPM-Kymmene OYJ (Finland)	6,265	119,610

US Concrete, Inc. †	346	20,321

voestalpine AG (Austria)	1,288	41,914

WestRock Co.	9,844	498,402

Yara International ASA (Norway)	564	26,109

2,821,978
Capital goods (2.7%)
ABB, Ltd. (Switzerland)	5,969	113,190

ACS Actividades de Construccion y Servicios SA (Spain)	1,817	59,263

24 Dynamic Risk Allocation Fund

COMMON STOCKS (40.6%)* cont.	Shares	Value

Capital goods cont.
Airbus Group SE (France)	624	$45,122

Allison Transmission Holdings, Inc.	8,846	247,334

Altra Industrial Motion Corp.	576	16,140

American Axle & Manufacturing Holdings, Inc. †	1,092	24,854

Argan, Inc.	690	27,124

Avery Dennison Corp.	4,222	278,483

AZZ, Inc.	222	13,218

BAE Systems PLC (United Kingdom)	18,055	140,450

Boeing Co. (The)	3,582	521,002

Chase Corp.	194	8,614

Cooper-Standard Holding, Inc. †	338	24,992

Cubic Corp.	597	28,990

Deere & Co.	8,246	656,134

Douglas Dynamics, Inc.	301	7,001

General Dynamics Corp.	5,339	781,950

Greenbrier Cos., Inc. (The)	355	12,027

Hyster-Yale Materials Holdings, Inc.	159	9,195

Kadant, Inc.	450	19,490

MasTec, Inc. †	1,905	38,919

Matrix Service Co. †	997	22,921

Miller Industries, Inc.	549	12,051

Mitsubishi Electric Corp. (Japan)	15,000	166,273

MSA Safety, Inc.	184	8,630

Orbital ATK, Inc.	1,807	155,239

OSRAM Licht AG (Germany)	1,458	61,556

Safran SA (France)	830	61,280

Sandvik AB (Sweden)	13,371	138,512

Standex International Corp.	208	18,589

Staples, Inc.	45,232	545,950

Stoneridge, Inc. †	1,274	18,639

Tetra Tech, Inc.	1,197	33,265

Thales SA (France)	272	20,252

THK Co., Ltd. (Japan)	3,900	77,823

TransDigm Group, Inc. †	1,084	254,339

Trinseo SA † S	1,368	39,070

Triumph Group, Inc.	338	13,537

Wabash National Corp. †	2,047	26,550

Waste Management, Inc.	9,521	511,944

5,259,912
Communication services (1.4%)
AT&T, Inc.	10,266	345,656

BT Group PLC (United Kingdom)	25,822	193,072

CalAmp Corp. †	1,046	19,330

Cincinnati Bell, Inc. †	5,069	19,110

Cogent Communications Holdings, Inc.	435	14,599

Deutsche Telekom AG (Germany)	8,314	153,327

Frontier Communications Corp.	3,330	16,617

IDT Corp. Class B	448	5,596

Dynamic Risk Allocation Fund 25

COMMON STOCKS (40.6%)* cont.	Shares	Value

Communication services cont.
Inteliquent, Inc.	864	$16,597

Iridium Communications, Inc. † S	1,160	9,477

KDDI Corp. (Japan)	2,600	64,644

NeuStar, Inc. Class A †	484	12,197

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	3,400	126,358

NTT DoCoMo, Inc. (Japan)	6,700	127,295

Orange SA (France)	6,914	119,510

SBA Communications Corp. Class A †	314	33,020

ShoreTel, Inc. †	1,181	12,117

Sky PLC (United Kingdom)	13,463	224,259

Spok Holdings, Inc.	580	10,713

Telenor ASA (Norway)	3,961	69,051

Telstra Corp., Ltd. (Australia)	27,722	107,698

Ubiquiti Networks, Inc. †	212	7,397

Verizon Communications, Inc.	18,903	859,141

Vodafone Group PLC (United Kingdom)	17,724	59,862

2,626,643
Conglomerates (0.1%)
Siemens AG (Germany)	868	90,003

90,003
Consumer cyclicals (5.4%)
Adecco SA (Switzerland)	1,966	134,525

Aristocrat Leisure, Ltd. (Australia)	8,588	59,069

Ascena Retail Group, Inc. †	1,290	14,616

Automatic Data Processing, Inc.	9,789	844,399

Big Lots, Inc.	521	23,440

Brunswick Corp.	381	20,052

CaesarStone Sdot-Yam, Ltd. (Israel)	596	24,364

Caleres, Inc.	703	19,754

Carmike Cinemas, Inc. †	834	18,223

Carter’s, Inc.	1,201	103,562

CEB, Inc.	118	9,118

Cedar Fair LP	352	19,825

Children’s Place, Inc. (The)	265	12,805

Cie Generale des Etablissements Michelin (France)	1,644	164,838

Clorox Co. (The)	1,472	182,970

Coach, Inc.	469	14,900

Conn’s, Inc. †	509	13,575

Continental AG (Germany)	1,000	241,633

Cooper Tire & Rubber Co.	685	28,763

Dai Nippon Printing Co., Ltd. (Japan)	21,000	205,507

Deluxe Corp.	728	42,697

Discovery Communications, Inc. Class A † S	797	24,819

Discovery Communications, Inc. Class C †	5,066	149,852

Dollar General Corp.	6,743	441,060

DSW, Inc. Class A	562	12,904

Ennis, Inc.	644	12,874

Ethan Allen Interiors, Inc.	997	28,275

Everi Holdings, Inc. †	1,474	5,631

26 Dynamic Risk Allocation Fund

COMMON STOCKS (40.6%)* cont.	Shares	Value

Consumer cyclicals cont.
Express, Inc. †	1,072	$17,945

FactSet Research Systems, Inc.	706	119,688

Flight Centre Travel Group, Ltd. (Australia)	2,462	64,227

Fuji Heavy Industries, Ltd. (Japan)	5,500	227,728

G&K Services, Inc. Class A	273	18,201

Gartner, Inc. †	1,479	137,991

GNC Holdings, Inc. Class A	467	13,921

Gray Television, Inc. †	2,641	44,237

Harley-Davidson, Inc.	775	37,913

Harvey Norman Holdings, Ltd. (Australia)	24,229	71,699

Heartland Payment Systems, Inc.	167	13,250

Honda Motor Co., Ltd. (Japan)	600	19,606

Host Hotels & Resorts, Inc. R	4,677	77,638

Inditex SA (Spain)	3,189	114,760

Industrivarden AB Class A (Sweden)	3,078	59,218

ITV PLC (United Kingdom)	53,894	219,970

KAR Auction Services, Inc.	728	27,613

Kia Motors Corp. (South Korea)	1,197	54,083

Kingfisher PLC (United Kingdom)	38,404	204,407

Lagardere SCA (France)	4,990	147,252

Landauer, Inc.	542	22,087

Lear Corp.	400	50,360

Liberty Media Corp. †	732	28,621

LifeLock, Inc. † S	465	6,715

Lions Gate Entertainment Corp. S	796	27,016

Live Nation Entertainment, Inc. †	761	19,322

Macy’s, Inc.	8,103	316,665

Malibu Boats, Inc. Class A †	948	14,713

Marcus Corp.	597	11,880

Marks & Spencer Group PLC (United Kingdom)	19,255	145,725

Marriott Vacations Worldwide Corp.	273	16,607

Mazda Motor Corp. (Japan)	2,400	49,950

MCBC Holdings, Inc. †	809	11,609

Men’s Wearhouse, Inc. (The)	493	9,855

Morningstar, Inc.	328	26,486

National CineMedia, Inc.	1,267	20,107

Nexstar Broadcasting Group, Inc. Class A	205	12,011

Next PLC (United Kingdom)	281	33,519

NIKE, Inc. Class B	7,581	1,002,815

Omnicom Group, Inc.	8,741	646,135

Oxford Industries, Inc.	215	14,607

Panasonic Corp. (Japan)	12,700	144,336

PayPal Holdings, Inc. †	2,632	92,804

Penn National Gaming, Inc. †	976	15,567

Peugeot SA (France) †	5,476	97,836

PGT, Inc. †	2,686	29,868

Pitney Bowes, Inc.	658	14,213

ProSiebenSat.1 Media SE (Germany)	580	30,456

Dynamic Risk Allocation Fund 27

COMMON STOCKS (40.6%)* cont.	Shares	Value

Consumer cyclicals cont.
Publicis Groupe SA (France)	1,256	$79,250

RE/MAX Holdings, Inc. Class A	769	28,845

Regal Entertainment Group Class A	1,268	23,775

Rollins, Inc.	2,393	64,970

Ryman Hospitality Properties R	2,201	119,602

Scotts Miracle-Gro Co. (The) Class A	425	29,661

Scripps Networks Interactive Class A	6,182	351,138

Securitas AB Class B (Sweden)	9,032	137,834

Shimamura Co., Ltd. (Japan)	500	61,024

SJM Holdings, Ltd. (Hong Kong)	45,000	33,283

Smith & Wesson Holding Corp. †	1,495	27,418

Steven Madden, Ltd. †	236	7,528

TABCORP Holdings, Ltd. (Australia)	6,047	20,033

Target Corp.	10,100	732,250

Taylor Wimpey PLC (United Kingdom)	18,757	54,974

Thomson Reuters Corp. (Canada)	4,152	167,492

Thor Industries, Inc.	1,799	104,198

Toppan Printing Co., Ltd. (Japan)	11,000	96,578

Tumi Holdings, Inc. †	500	8,830

Valeo SA (France)	616	95,380

Vantiv, Inc. Class A †	2,849	150,171

Vista Outdoor, Inc. †	185	8,149

Visteon Corp. †	238	28,539

Wal-Mart Stores, Inc.	4,355	256,248

Wolters Kluwer NV (Netherlands)	2,492	86,110

Wolverine World Wide, Inc.	677	12,315

10,262,877
Consumer staples (3.8%)
Altria Group, Inc.	16,750	964,800

Avis Budget Group, Inc. †	602	22,509

Avon Products, Inc.	976	3,367

Barrett Business Services, Inc.	136	6,072

Bright Horizons Family Solutions, Inc. †	234	15,521

Brinker International, Inc.	446	20,347

British American Tobacco PLC (United Kingdom)	1,846	107,540

Bunge, Ltd.	2,770	184,510

Cal-Maine Foods, Inc.	360	19,624

Coca-Cola Amatil, Ltd. (Australia)	6,584	43,065

Coca-Cola HBC AG (Switzerland)	2,232	54,156

Colgate-Palmolive Co.	8,786	577,064

ConAgra Foods, Inc.	6,663	272,717

Coty, Inc. Class A	831	23,085

Distribuidora Internacional de Alimentacion SA (Spain)	8,387	53,017

Dunkin’ Brands Group, Inc.	7,826	331,979

Farmer Bros. Co. †	244	7,132

Geo Group, Inc. (The) R	2,428	71,189

Grand Canyon Education, Inc. †	566	22,425

Imperial Tobacco Group PLC (United Kingdom)	2,945	159,144

28 Dynamic Risk Allocation Fund

COMMON STOCKS (40.6%)* cont.	Shares	Value

Consumer staples cont.
ITOCHU Corp. (Japan)	4,100	$50,086

ITT Educational Services, Inc. †	336	1,159

J Sainsbury PLC (United Kingdom)	19,694	75,280

Japan Tobacco, Inc. (Japan)	1,500	53,804

John B. Sanfilippo & Son, Inc.	625	35,969

Kao Corp. (Japan)	3,500	179,602

Kforce, Inc.	881	23,734

Koninklijke Ahold NV (Netherlands)	9,702	211,061

Korn/Ferry International	475	17,480

Kraft Heinz Co. (The)	10,015	738,005

Kroger Co. (The)	19,904	749,585

McDonald’s Corp.	7,923	904,490

METRO AG (Germany)	1,481	49,384

Monster Worldwide, Inc. †	4,397	28,317

Nestle SA (Switzerland)	2,840	210,754

Nutraceutical International Corp. †	312	7,794

On Assignment, Inc. †	367	17,132

Papa John’s International, Inc.	206	11,841

Paylocity Holding Corp. †	174	7,646

Pinnacle Foods, Inc.	6,904	300,600

Reckitt Benckiser Group PLC (United Kingdom)	1,046	98,146

Sanderson Farms, Inc.	213	15,935

Shutterfly, Inc. †	99	4,544

Sonic Corp.	703	20,429

SpartanNash Co.	751	16,237

Swedish Match AB (Sweden)	3,637	125,476

Team Health Holdings, Inc. †	140	7,720

TrueBlue, Inc. †	401	11,745

Uni-President Enterprises Corp. (Taiwan)	22,000	36,269

Unilever NV ADR (Netherlands)	2,455	107,709

Unilever PLC (United Kingdom)	1,764	75,293

WH Group, Ltd. 144A (Hong Kong) †	130,500	67,193

Woolworths, Ltd. (Australia)	1,462	25,100

7,244,782
Energy (2.4%)
BP PLC (United Kingdom)	45,745	265,424

Callon Petroleum Co. †	3,211	30,472

Columbia Pipeline Group, Inc.	13,227	253,562

Delek US Holdings, Inc.	512	14,177

Diamondback Energy, Inc. †	93	7,256

EP Energy Corp. Class A †	1,164	6,588

Exxon Mobil Corp.	18,145	1,481,721

Gulfport Energy Corp. †	305	7,753

Northern Oil and Gas, Inc. † S	1,921	9,855

Occidental Petroleum Corp.	11,798	891,811

OMV AG (Austria)	8,100	231,196

Pacific Ethanol, Inc. †	1,393	6,951

Repsol YPF SA (Spain)	5,113	66,689

Dynamic Risk Allocation Fund 29

COMMON STOCKS (40.6%)* cont.	Shares	Value

Energy cont.
REX American Resources Corp. †	317	$19,923

Royal Dutch Shell PLC Class A (United Kingdom)	5,876	145,403

Royal Dutch Shell PLC Class B (United Kingdom)	5,354	133,212

Schlumberger, Ltd.	3,451	266,245

SM Energy Co.	296	8,694

Statoil ASA (Norway)	14,140	218,676

Stone Energy Corp. †	454	3,310

Total SA (France)	3,770	187,210

Vestas Wind Systems A/S (Denmark)	3,330	217,267

Whiting Petroleum Corp. †	226	3,731

Woodside Petroleum, Ltd. (Australia)	3,772	82,401

4,559,527
Financials (10.1%)
3i Group PLC (United Kingdom)	25,817	195,322

Access National Corp.	431	9,417

AG Mortgage Investment Trust, Inc. R	246	3,636

Ageas (Belgium)	3,330	145,676

Agree Realty Corp. R	402	13,483

Alexandria Real Estate Equities, Inc. R	1,687	155,356

Allianz SE (Germany)	1,110	196,615

Allied World Assurance Co. Holdings AG	4,696	170,559

American Capital Agency Corp. R	23,043	413,622

American Equity Investment Life Holding Co.	1,013	27,159

American Financial Group, Inc.	1,499	110,926

Amtrust Financial Services, Inc.	493	30,817

Annaly Capital Management, Inc. R	51,029	488,858

Apartment Investment & Management Co. Class A R	2,938	111,967

Apollo Commercial Real Estate Finance, Inc. R	640	11,232

Apollo Residential Mortgage, Inc. R	1,061	13,772

Apple Hospitality REIT, Inc. R	3,042	59,319

Arbor Realty Trust, Inc. R	2,432	16,732

Arlington Asset Investment Corp. Class A	273	3,800

ARMOUR Residential REIT, Inc. R	163	3,444

Ashford Hospitality Prime, Inc. R	66	937

Ashford Hospitality Trust, Inc. R	1,635	11,494

Aspen Insurance Holdings, Ltd.	1,855	93,715

Assurant, Inc.	3,530	301,886

AvalonBay Communities, Inc. R	1,703	309,588

AXA SA (France)	6,426	173,876

Banco Latinoamericano de Exportaciones SA Class E (Panama)	943	26,178

Banco Santander SA (Spain)	15,300	83,542

Bank Hapoalim BM (Israel)	5,598	28,948

Barclays PLC (United Kingdom)	10,031	33,720

Berkshire Hathaway, Inc. Class B †	6,554	878,826

BNP Paribas SA/New York, NY (France)	5,013	297,186

BofI Holding, Inc. †	580	11,617

Boston Properties, Inc. R	2,104	262,979

Brandywine Realty Trust R	920	12,659

30 Dynamic Risk Allocation Fund

COMMON STOCKS (40.6%)* cont.	Shares	Value

Financials cont.
Brixmor Property Group, Inc. R	4,735	$118,896

Camden Property Trust R	1,812	138,401

Campus Crest Communities, Inc. R	1,971	13,206

Capital One Financial Corp.	9,776	767,514

Cardinal Financial Corp.	868	21,353

Cardtronics, Inc. †	496	18,655

Care Capital Properties, Inc. R	557	17,629

CBL & Associates Properties, Inc. R	559	7,306

CBOE Holdings, Inc.	2,770	200,022

Chimera Investment Corp. R	8,715	122,794

Citizens & Northern Corp.	488	10,019

Citizens Financial Group, Inc.	3,716	98,957

CNO Financial Group, Inc.	1,078	21,808

CNP Assurances (France)	9,186	127,918

Communications Sales & Leasing, Inc. R	1,433	27,872

Community Healthcare Trust, Inc. R	668	12,505

Corporate Office Properties Trust R	3,980	88,714

Credit Agricole SA (France)	11,527	139,082

Credit Suisse Group AG (rights) (Switzerland) †	2,036	1,247

Credit Suisse Group AG (Switzerland)	2,036	43,773

Customers Bancorp, Inc. †	1,049	32,519

CYS Investments, Inc. R	854	6,473

Daiwa Securities Group, Inc. (Japan)	4,000	25,898

DDR Corp. R	526	8,968

Deutsche Bank AG (Germany)	2,485	63,813

Dexus Property Group (Australia) R	15,204	84,643

DiamondRock Hospitality Co. R	8,119	90,364

Digital Realty Trust, Inc. R	460	33,171

Duke Realty Corp. R	6,388	129,996

DuPont Fabros Technology, Inc. R	5,149	170,123

East West Bancorp, Inc.	289	12,537

Employers Holdings, Inc.	1,214	33,276

Encore Capital Group, Inc. †	329	10,847

Endurance Specialty Holdings, Ltd.	1,257	82,912

EPR Properties R	238	13,338

Equity Residential Trust R	4,181	333,727

Essent Group, Ltd. †	327	8,083

Essex Property Trust, Inc. R	362	83,546

Everest Re Group, Ltd.	771	142,203

Extra Space Storage, Inc. R	289	24,204

Farmers Capital Bank Corp. †	378	10,210

FCB Financial Holdings, Inc. Class A †	764	29,758

Federal Agricultural Mortgage Corp. Class C	376	11,269

Federal Realty Investment Trust R	278	40,733

Federated National Holding Co.	1,215	34,737

Financial Institutions, Inc.	519	14,153

First BanCorp. (Puerto Rico) †	7,250	27,188

First Community Bancshares, Inc.	508	10,363

Dynamic Risk Allocation Fund 31

COMMON STOCKS (40.6%)* cont.	Shares	Value

Financials cont.
First Industrial Realty Trust R	535	$12,225

First NBC Bank Holding Co. † S	560	23,710

First Niagara Financial Group, Inc.	11,741	126,568

FirstMerit Corp.	617	12,482

Flushing Financial Corp.	545	12,410

General Growth Properties R	8,512	216,801

Genworth Financial, Inc. Class A †	1,997	10,085

Hanmi Financial Corp.	1,045	27,275

HCI Group, Inc.	532	20,817

HCP, Inc. R	11,806	419,467

Healthcare Realty Trust, Inc. R	3,655	99,379

Heartland Financial USA, Inc.	337	12,843

Heritage Insurance Holdings, Inc. †	1,224	27,491

Hersha Hospitality Trust R	426	10,058

Highwoods Properties, Inc. R	2,874	125,191

Horizon Bancorp	400	11,012

HSBC Holdings PLC (United Kingdom)	27,538	219,610

Invesco Mortgage Capital, Inc. R	376	5,046

Investor AB Class B (Sweden)	3,805	145,014

Investors Real Estate Trust R	1,207	9,861

Kerry Properties, Ltd. (Hong Kong)	24,500	69,055

Kimco Realty Corp. R	7,357	191,944

Lexington Realty Trust R	2,274	19,534

Liberty Property Trust R	3,162	107,192

LTC Properties, Inc. R	553	23,574

Macerich Co. (The) R	722	56,424

Maiden Holdings, Ltd. (Bermuda)	873	13,453

MainSource Financial Group, Inc.	782	18,002

Medical Properties Trust, Inc. R	10,002	120,124

Meta Financial Group, Inc.	300	13,500

MFA Financial, Inc. R	12,893	89,993

Mid-America Apartment Communities, Inc. R	132	11,690

Mitsubishi UFJ Financial Group, Inc. (MUFG) (Japan)	22,600	145,265

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	23,100	121,522

Mizuho Financial Group, Inc. (Japan)	135,200	273,186

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	369	74,367

National Health Investors, Inc. R	1,962	118,485

Nelnet, Inc. Class A	606	19,998

New World Development Co., Ltd. (Hong Kong)	103,000	103,268

New York Community Bancorp, Inc.	16,678	273,519

NN Group NV (Netherlands)	2,604	88,948

Nomura Real Estate Holdings, Inc. (Japan)	900	17,643

One Liberty Properties, Inc. R	573	12,801

Oppenheimer Holdings, Inc. Class A	523	9,362

Opus Bank	477	18,784

ORIX Corp. (Japan)	10,700	153,974

Pacific Premier Bancorp, Inc. †	553	12,957

32 Dynamic Risk Allocation Fund

COMMON STOCKS (40.6%)* cont.	Shares	Value

Financials cont.
PacWest Bancorp	215	$10,109

Peoples Bancorp, Inc.	519	10,702

Persimmon PLC (United Kingdom)	3,559	102,648

PNC Financial Services Group, Inc.	7,135	681,464

Popular, Inc. (Puerto Rico)	407	12,092

Post Properties, Inc. R	1,805	106,423

PRA Group, Inc. †	288	11,897

ProAssurance Corp.	1,200	63,492

Prologis, Inc. R	6,594	281,894

Public Storage R	1,684	404,261

Ramco-Gershenson Properties Trust R	646	10,898

Rayonier, Inc. R	6,217	150,016

Realty Income Corp. R	1,186	58,849

Regency Centers Corp. R	132	8,894

RenaissanceRe Holdings, Ltd.	871	96,472

Renasant Corp.	439	16,037

Republic Bancorp, Inc. Class A	351	9,414

Resona Holdings, Inc. (Japan)	41,500	202,818

SBI Holdings, Inc. (Japan)	7,400	83,958

Scentre Group (Australia) R	12,277	35,428

Select Income REIT R	452	9,284

Simon Property Group, Inc. R	3,420	636,941

Skandinaviska Enskilda Banken AB (Sweden)	9,096	96,729

SL Green Realty Corp. R	493	58,213

SLM Corp. †	20,121	135,917

Societe Generale SA (France)	2,875	137,238

Spirit Realty Capital, Inc. R	3,398	33,368

Starwood Property Trust, Inc. R	9,834	199,925

Sumitomo Mitsui Financial Group, Inc. (Japan)	6,800	259,727

Summit Hotel Properties, Inc. R	1,498	19,968

Sunstone Hotel Investors, Inc. R	7,625	111,935

Swiss Life Holding AG (Switzerland)	392	98,872

Swiss Re AG (Switzerland)	2,855	272,083

Talmer Bancorp, Inc. Class A	883	16,132

Taubman Centers, Inc. R	1,676	120,454

TFS Financial Corp.	1,629	30,576

Two Harbors Investment Corp. R	2,380	20,230

UBS Group AG (Switzerland)	6,518	125,121

UDR, Inc. R	827	30,525

United Community Banks, Inc.	536	11,192

United Insurance Holdings Corp.	1,710	32,387

Universal Health Realty Income Trust R	123	6,481

Validus Holdings, Ltd.	2,523	119,035

VEREIT, Inc. R	3,379	28,147

Vornado Realty Trust R	1,146	110,887

WageWorks, Inc. †	140	5,956

Washington Real Estate Investment Trust R	2,807	77,221

Weingarten Realty Investors R	3,620	126,555

Dynamic Risk Allocation Fund 33

COMMON STOCKS (40.6%)* cont.	Shares	Value

Financials cont.
Wells Fargo & Co.	22,313	$1,229,446

Welltower, Inc. R	2,670	168,717

Wheelock and Co., Ltd. (Hong Kong)	34,000	146,943

Woori Bank (South Korea)	2,464	20,171

WP Carey, Inc. R	185	11,446

XL Group PLC	13,388	511,154

19,378,237
Health care (5.4%)
ACADIA Pharmaceuticals, Inc. †	378	14,345

Accuray, Inc. †	971	6,836

Akorn, Inc. †	272	9,058

Alere, Inc. †	947	39,083

AMAG Pharmaceuticals, Inc. † S	1,381	36,762

AmerisourceBergen Corp.	7,117	702,021

AmSurg Corp. †	325	27,320

Anacor Pharmaceuticals, Inc. †	82	9,572

Applied Genetic Technologies Corp. †	349	5,947

Ardelyx, Inc. †	933	18,249

ARIAD Pharmaceuticals, Inc. †	1,153	7,391

Astellas Pharma, Inc. (Japan)	8,800	124,032

AstraZeneca PLC (United Kingdom)	3,144	213,201

AtriCure, Inc. †	454	9,752

Bio-Rad Laboratories, Inc. †	507	70,838

Biospecifics Technologies Corp. †	203	9,835

C.R. Bard, Inc.	2,271	424,268

Carbylan Therapeutics, Inc. †	601	2,398

Cardinal Health, Inc.	2,295	199,321

Cardiome Pharma Corp. (Canada) †	3,943	35,053

Catalent, Inc. †	321	8,940

Celldex Therapeutics, Inc. †	397	7,150

Centene Corp. †	181	10,453

Cepheid †	110	3,953

Charles River Laboratories International, Inc. †	341	26,110

Chemed Corp.	391	60,406

Chimerix, Inc. †	132	5,333

Conmed Corp.	391	16,618

DaVita HealthCare Partners, Inc. †	4,810	351,322

Depomed, Inc. †	282	5,482

DexCom, Inc. †	250	21,255

Dyax Corp. †	325	10,940

Dynavax Technologies Corp. †	644	17,961

Eagle Pharmaceuticals, Inc. †	135	12,371

Eli Lilly & Co.	10,471	859,041

Emergent BioSolutions, Inc. †	639	24,071

Entellus Medical, Inc. †	264	4,604

FivePrime Therapeutics, Inc. †	247	9,497

GlaxoSmithKline PLC (United Kingdom)	8,615	175,877

Globus Medical, Inc. Class A †	478	12,968

34 Dynamic Risk Allocation Fund

COMMON STOCKS (40.6%)* cont.	Shares	Value

Health care cont.
Greatbatch, Inc. †	589	$34,186

Halozyme Therapeutics, Inc. †	289	5,144

Health Net, Inc. †	488	30,871

HealthEquity, Inc. †	422	13,926

HealthSouth Corp.	630	22,170

Hologic, Inc. †	17,369	700,839

ICU Medical, Inc. †	434	49,233

Immune Design Corp. †	286	5,986

Impax Laboratories, Inc. †	131	5,772

Infinity Pharmaceuticals, Inc. †	418	3,687

Inotek Pharmaceuticals Corp. †	444	5,324

Insulet Corp. †	324	11,855

Insys Therapeutics, Inc. †	404	12,871

Isis Pharmaceuticals, Inc. †	113	6,898

Jazz Pharmaceuticals PLC †	522	76,520

Johnson & Johnson	12,781	1,293,948

Kindred Healthcare, Inc.	665	8,878

Lannett Co., Inc. †	795	29,383

Ligand Pharmaceuticals, Inc. †	88	9,423

Medicines Co. (The) †	159	6,680

Medipal Holdings Corp. (Japan)	12,300	215,722

Mednax, Inc. †	1,755	125,254

Merck & Co., Inc.	17,260	914,953

Merck KGaA (Germany)	771	78,967

Merrimack Pharmaceuticals, Inc. † S	1,097	10,323

MiMedx Group, Inc. †	992	8,888

Molina Healthcare, Inc. †	67	4,037

Myriad Genetics, Inc. †	187	8,135

Neurocrine Biosciences, Inc. †	439	23,868

Novartis AG (Switzerland)	2,442	208,751

Novavax, Inc. †	526	4,503

Novo Nordisk A/S Class B (Denmark)	3,395	187,034

Omega Healthcare Investors, Inc. R	820	28,241

OncoMed Pharmaceuticals, Inc. †	222	5,073

Ophthotech Corp. †	242	15,384

OraSure Technologies, Inc. †	2,973	18,581

Otsuka Holdings Company, Ltd. (Japan)	800	26,543

Pacira Pharmaceuticals, Inc. †	233	15,087

Pfizer, Inc.	32,876	1,077,347

Portola Pharmaceuticals, Inc. †	135	6,697

POZEN, Inc. †	2,725	20,683

Prestige Brands Holdings, Inc. †	287	14,605

Prothena Corp. PLC (Ireland) †	454	32,025

Providence Service Corp. (The) †	373	18,061

PTC Therapeutics, Inc. †	336	10,093

RadNet, Inc. †	1,387	8,599

Repligen Corp. †	608	17,285

Roche Holding AG-Genusschein (Switzerland)	1,034	276,879

Dynamic Risk Allocation Fund 35

COMMON STOCKS (40.6%)* cont.	Shares	Value

Health care cont.
Rockwell Medical, Inc. † S	1,833	$22,234

Sage Therapeutics, Inc. †	111	5,319

Sanofi (France)	3,781	337,082

Select Medical Holdings Corp.	1,622	19,578

Shionogi & Co., Ltd. (Japan)	1,100	48,526

Shire PLC (United Kingdom)	986	68,994

Spectranetics Corp. (The) †	477	6,597

STAAR Surgical Co. †	787	6,603

STERIS PLC (United Kingdom)	136	10,388

Sucampo Pharmaceuticals, Inc. Class A †	786	13,480

Supernus Pharmaceuticals, Inc. †	432	6,981

Surgical Care Affiliates, Inc. †	675	25,090

Suzuken Co., Ltd. (Japan)	3,900	152,358

TESARO, Inc. †	318	16,231

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	1,626	102,324

Threshold Pharmaceuticals, Inc. †	1,202	4,195

TransEnterix, Inc. †	2,887	7,593

Trevena, Inc. †	597	7,516

Triple-S Management Corp. Class B (Puerto Rico) †	440	11,634

uniQure NV (Netherlands) †	287	5,390

Ventas, Inc. R	2,230	118,948

WellCare Health Plans, Inc. †	94	7,753

West Pharmaceutical Services, Inc.	515	32,471

Zeltiq Aesthetics, Inc. †	482	14,643

10,376,774
Miscellaneous (—%)
Orica, Ltd. (Australia)	1,799	20,510

20,510
Technology (5.4%)
2U, Inc. †	419	10,106

A10 Networks, Inc. †	2,161	16,661

Accenture PLC Class A	2,879	308,686

Advanced Energy Industries, Inc. †	957	27,916

Ambarella, Inc. †	171	10,741

Amdocs, Ltd.	3,369	190,584

Analog Devices, Inc.	2,356	145,200

Apigee Corp. †	563	4,009

Apple, Inc.	6,739	797,224

Applied Micro Circuits Corp. † S	2,192	16,045

Aspen Technology, Inc. †	289	12,702

AtoS (France)	392	32,094

AVG Technologies NV (Netherlands) †	997	21,027

Barracuda Networks, Inc. †	361	6,870

Black Knight Financial Services, Inc. Class A †	1,472	51,078

Blackbaud, Inc.	248	15,321

CACI International, Inc. Class A †	129	12,934

Cavium, Inc. †	169	11,342

Ceva, Inc. †	745	18,916

Cirrus Logic, Inc. †	370	12,232

36 Dynamic Risk Allocation Fund

COMMON STOCKS (40.6%)* cont.	Shares	Value

Technology cont.
Cisco Systems, Inc.	35,816	$975,986

Computer Sciences Corp.	3,124	97,875

Cornerstone OnDemand, Inc. †	277	9,947

CSG Systems International, Inc.	675	24,118

CSRA, Inc. †	3,124	98,437

Cypress Semiconductor Corp. † S	2,866	31,010

DSP Group, Inc. †	1,797	18,743

DST Systems, Inc.	2,964	362,438

eBay, Inc. †	27,438	811,890

EMC Corp.	30,037	761,138

EnerSys	531	31,276

Engility Holdings, Inc.	718	24,843

Fidelity National Information Services, Inc.	2,796	178,021

Fiserv, Inc. †	3,521	338,861

Fujitsu, Ltd. (Japan)	14,000	70,786

Genpact, Ltd. †	3,257	82,076

Gentex Corp.	6,406	107,204

Gigamon, Inc. †	168	4,551

Glu Mobile, Inc. †	2,919	9,866

GungHo Online Entertainment, Inc. (Japan) S	28,200	87,205

Hon Hai Precision Industry Co., Ltd. (Taiwan)	30,000	77,055

Hoya Corp. (Japan)	5,400	219,136

Ibiden Co., Ltd. (Japan) S	2,800	43,936

Imprivata, Inc. †	883	10,525

inContact, Inc. †	1,374	13,561

Infineon Technologies AG (Germany)	10,000	148,234

Infinera Corp. †	446	10,044

Integrated Device Technology, Inc. †	284	7,963

Intersil Corp. Class A	958	13,872

IntraLinks Holdings, Inc. †	601	6,148

Intuit, Inc.	4,966	497,593

Iron Mountain, Inc. R	3,618	100,508

Ixia †	1,253	16,364

Jabil Circuit, Inc.	777	19,883

L-3 Communications Holdings, Inc.	4,408	539,583

Lattice Semiconductor Corp. †	4,242	26,682

Leidos Holdings, Inc.	1,853	107,344

Lexmark International, Inc. Class A	276	9,478

Manhattan Associates, Inc. †	207	15,856

Maxim Integrated Products, Inc.	19,107	740,778

MAXIMUS, Inc.	175	9,931

Mellanox Technologies, Ltd. (Israel) †	249	11,190

Mentor Graphics Corp.	1,280	23,974

Microsemi Corp. †	331	11,919

Microsoft Corp.	2,804	152,397

MobileIron, Inc. †	867	3,763

Monolithic Power Systems, Inc.	173	11,821

Motorola Solutions, Inc.	405	29,071

Dynamic Risk Allocation Fund 37

COMMON STOCKS (40.6%)* cont.	Shares	Value

Technology cont.
MTS Systems Corp.	120	$7,634

Murata Manufacturing Co., Ltd. (Japan)	700	108,793

NetApp, Inc.	6,867	210,542

Netscout Systems, Inc. †	105	3,476

Nexon Co., Ltd. (Japan)	3,300	52,436

Nimble Storage, Inc. †	242	2,534

ON Semiconductor Corp. †	2,191	24,013

Otsuka Corp. (Japan)	500	25,082

Paychex, Inc.	11,777	638,902

Perficient, Inc. †	786	13,739

Plexus Corp. †	582	21,650

Power Integrations, Inc.	207	10,702

Proofpoint, Inc. †	262	19,207

PROS Holdings, Inc. †	312	7,672

QAD, Inc. Class A	562	13,044

Qlik Technologies, Inc. †	231	7,348

QLogic Corp. †	2,625	33,863

Qualys, Inc. †	147	5,654

Quantum Corp. †	6,635	5,845

Rackspace Hosting, Inc. †	391	11,190

Rovi Corp. †	662	7,818

Samsung Electronics Co., Ltd. (South Korea)	20	22,142

Sanmina Corp. †	583	13,217

Semtech Corp. †	335	6,734

Silicon Laboratories, Inc. †	110	5,952

SS&C Technologies Holdings, Inc.	203	14,596

Synaptics, Inc. †	308	27,649

Synchronoss Technologies, Inc. †	260	10,236

SYNNEX Corp.	246	23,190

Synopsys, Inc. †	3,278	164,162

Tech Data Corp. †	158	10,689

Tyler Technologies, Inc. †	104	18,558

Veeva Systems, Inc. Class A †	363	10,476

VeriFone Systems, Inc. †	337	9,665

Verint Systems, Inc. †	276	12,931

Web.com Group, Inc. †	1,063	25,735

Woodward, Inc.	630	31,771

10,365,415
Transportation (1.2%)
Aegean Marine Petroleum Network, Inc. (Greece)	2,045	19,264

ANA Holdings, Inc. (Japan)	57,000	160,600

AP Moeller — Maersk A/S (Denmark)	108	164,882

Aurizon Holdings, Ltd. (Australia)	11,805	47,449

Central Japan Railway Co. (Japan)	600	107,260

ComfortDelgro Corp., Ltd. (Singapore)	55,200	114,439

Deutsche Post AG (Germany)	2,856	83,479

DHT Holdings, Inc. (Bermuda)	1,242	9,315

Expeditors International of Washington, Inc.	1,174	56,986

38 Dynamic Risk Allocation Fund

COMMON STOCKS (40.6%)* cont.	Shares	Value

Transportation cont.
International Consolidated Airlines Group SA (Spain) †	11,075	$94,394

Matson, Inc.	191	9,877

Qantas Airways, Ltd. (Australia)	17,307	45,394

Royal Mail PLC (United Kingdom)	14,375	105,242

Ryanair Holdings PLC ADR (Ireland)	2,370	182,253

Scorpio Tankers, Inc.	1,707	14,766

Swift Transportation Co. †	1,265	20,202

United Parcel Service, Inc. Class B	8,272	852,099

Universal Truckload Services, Inc.	67	1,088

Virgin America, Inc. †	655	23,835

XPO Logistics, Inc. †	259	7,900

Yangzijiang Shipbuilding Holdings, Ltd. (China)	222,300	172,770

2,293,494
Utilities and power (1.2%)
American Electric Power Co., Inc.	2,180	122,102

American Water Works Co., Inc.	2,122	122,567

Centrica PLC (United Kingdom)	19,939	65,496

E.ON SE (Germany)	5,499	52,266

Endesa SA (Spain)	3,918	81,053

Enel SpA (Italy)	25,345	111,772

ENI SpA (Italy)	9,376	152,754

Entergy Corp.	7,375	491,396

Hawaiian Electric Industries, Inc.	1,714	48,986

Iberdrola SA (Spain)	29,098	203,860

Korea Electric Power Corp. (South Korea)	658	27,828

RWE AG (Germany)	5,349	61,545

Southern Co. (The)	17,596	783,726

Talen Energy Corp. †	1,322	10,298

Tokyo Electric Power Co., Inc. (Japan) †	8,600	52,734

		2,388,383

Total common stocks (cost $72,640,197)		$77,688,535

CORPORATE BONDS AND NOTES (22.5%)*	Principal amount	Value

Basic materials (1.6%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2023	$100,000	$98,000

Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	40,000	37,021

Agrium, Inc. sr. unsec. unsub. 5 1/4s, 2045 (Canada)	10,000	9,690

ArcelorMittal SA sr. unsec. bonds 10.85s, 2019 (France)	85,000	90,313

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s, 2025 (France)	25,000	19,625

ArcelorMittal SA sr. unsec. unsub. notes 8s, 2039 (France)	15,000	11,327

Archer-Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	114,000	123,228

Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023	65,000	67,763

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9 3/4s, 2023	25,000	27,250

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	45,000	46,575

Dynamic Risk Allocation Fund 39

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Basic materials cont.
Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10 3/4s, 2023	$65,000	$66,625

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	100,000	106,000

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	8,000	7,468

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	10,000	9,338

Chemours Co. (The) 144A sr. unsec. notes 7s, 2025	20,000	14,950

Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023	35,000	26,338

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4 7/8s, 2024	50,000	48,500

CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	50,000	49,500

Dow Chemical Co. (The) sr. unsec. unsub. notes 3 1/2s, 2024	70,000	68,283

Eastman Chemical Co. sr. unsec. unsub. notes 3.8s, 2025	20,000	19,755

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	10,000	9,213

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	30,000	18,975

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4 5/8s, 2024	116,000	87,586

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4s, 2025	79,000	58,658

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2 7/8s, 2020	130,000	105,300

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	75,000	79,125

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	35,000	39,550

HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	70,000	72,713

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	120,000	91,800

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	112,000	105,280

Huntsman International, LLC 144A company guaranty sr. unsec.
unsub. notes 5 1/8s, 2022	15,000	13,875

JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	30,000	20,382

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	60,000	62,400

LyondellBasell Industries NV sr. unsec. unsub. notes
4 5/8s, 2055	25,000	21,318

Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)	55,000	57,200

Methanex Corp. sr. unsec. unsub. notes 5.65s, 2044 (Canada)	30,000	24,527

Momentive Performance Materials, Inc. escrow company
guaranty sr. notes 8 7/8s, 2020 F	45,000	—

Monsanto Company sr. unsec. notes 5 1/2s, 2025	60,000	67,353

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	20,000	17,025

Norbord, Inc. 144A company guaranty sr. notes 6 1/4s,
2023 (Canada)	45,000	44,888

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	125,000	121,563

40 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Basic materials cont.
Pactiv, LLC sr. unsec. unsub. notes 7.95s, 2025	$35,000	$33,250

PQ Corp. 144A sr. notes 8 3/4s, 2018	35,000	34,650

Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub.
notes 1 5/8s, 2017 (United Kingdom)	145,000	143,926

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	75,000	63,179

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 7/8s, 2033	40,000	41,200

Sealed Air Corp. 144A sr. unsec. bonds 5 1/2s, 2025	15,000	15,638

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	45,000	49,950

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	50,000	51,750

Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024	20,000	20,450

Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022	20,000	20,300

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsub. notes 7 1/2s, 2025 (Ireland)	40,000	48,700

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	55,000	55,688

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2024	30,000	28,650

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	33,000	31,680

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/8s, 2021	10,000	9,725

TMS International Corp. 144A company guaranty sr. unsec.
notes 7 5/8s, 2021	75,000	67,594

Univar, Inc. 144A sr. unsec. notes 6 3/4s, 2023	20,000	19,325

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	10,000	10,475

USG Corp. 144A company guaranty sr. unsec. notes
5 1/2s, 2025	50,000	51,188

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
bonds 6s, 2023	40,000	37,400

Westvaco Corp. company guaranty sr. unsec. unsub.
notes 8.2s, 2030	60,000	78,956

Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031	32,000	41,551

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	90,000	91,575

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 1/8s, 2021	35,000	35,263

3,148,343
Capital goods (1.0%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	130,000	134,550

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019	10,000	11,075

Amstead Industries, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2024	40,000	39,200

Amstead Industries, Inc. 144A company guaranty sr. unsec.
notes 5s, 2022	70,000	70,788

Dynamic Risk Allocation Fund 41

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Capital goods cont.
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)	$35,000	$35,700

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/2s, 2022	25,000	24,375

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/4s, 2024	30,000	27,975

Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	20,000	20,200

Berry Plastics Corp. company guaranty unsub. notes
5 1/8s, 2023	20,000	19,450

Berry Plastics Corp. 144A company guaranty notes 6s, 2022	25,000	25,813

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	10,000	8,844

Bombardier, Inc. 144A unsec. notes 5 1/2s, 2018 (Canada)	5,000	4,738

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	80,000	87,000

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6s, 2017 (Luxembourg)	145,000	157,036

Crown Cork & Seal Co., Inc. sr. unsec. bonds 7 3/8s, 2026	35,000	38,150

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	100,000	105,161

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)	35,000	36,138

Gates Global, LLC/Gates Global Co. 144A sr. unsec.
notes 6s, 2022	90,000	67,050

Huntington Ingalls Industries, Inc. 144A company guaranty sr.
unsec. notes 5s, 2021	25,000	25,563

KLX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	105,000	101,522

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	15,000	20,209

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022	120,000	125,400

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023	35,000	29,575

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4 3/8s, 2035	15,000	15,328

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3 1/2s, 2025	15,000	15,185

Moog, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2022	25,000	25,563

Omega US Sub, LLC 144A sr. unsec. notes 8 3/4s, 2023	100,000	92,500

Oshkosh Corp. company guaranty sr. sub. unsec. notes
5 3/8s, 2025	30,000	29,850

Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	135,000	136,350

Pittsburgh Glass Works, LLC 144A company guaranty sr.
notes 8s, 2018	85,000	88,613

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024	50,000	51,250

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	153,000	149,198

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021	60,000	62,850

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2024	85,000	83,725

		1,965,924

42 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Communication services (2.7%)
Altice SA 144A company guaranty sr. notes 7 3/4s,
2022 (Luxembourg)	$200,000	$186,500

American Tower Corp. sr. unsec. notes 4s, 2025 R	85,000	84,215

AT&T, Inc. sr. unsec. notes 4 3/4s, 2046	67,000	62,762

AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025	68,000	65,990

AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	145,000	145,725

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	45,000	46,913

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	195,000	195,488

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	25,000	24,719

CCO Safari II, LLC 144A company guaranty sr. notes
6.484s, 2045	87,000	90,484

CCO Safari II, LLC 144A company guaranty sr. notes
4.908s, 2025	43,000	43,655

CCOH Safari, LLC 144A sr. unsec. notes 5 3/4s, 2026	30,000	30,150

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	80,000	75,952

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	15,000	14,869

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021	20,000	18,475

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6 1/2s, 2017	145,000	153,796

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	30,000	39,864

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	85,000	107,506

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	115,000	119,169

Crown Castle International Corp. sr. unsec. unsub. notes
4 7/8s, 2022 R	25,000	25,438

CSC Holdings, LLC sr. unsec. unsub. bonds 5 1/4s, 2024	30,000	25,425

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	160,000	150,800

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Netherlands)	16,000	22,438

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2024	40,000	35,800

Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	5,000	4,281

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	20,000	16,700

Frontier Communications Corp. 144A sr. unsec. notes 11s, 2025	55,000	53,900

Frontier Communications Corp. 144A sr. unsec. notes
10 1/2s, 2022	70,000	69,388

Frontier Communications Corp. 144A sr. unsec. notes
8 7/8s, 2020	20,000	20,050

Intelsat Jackson Holdings SA company guaranty sr. unsec.
bonds 6 5/8s, 2022 (Bermuda)	20,000	12,100

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	315,000	261,450

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
8 1/8s, 2023 (Luxembourg)	45,000	16,875

Dynamic Risk Allocation Fund 43

CORPORATE BONDS AND NOTES (22.5%)* cont.		Principal amount	Value

Communication services cont.
Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)		$80,000	$31,200

Level 3 Communications, Inc. sr. unsec. unsub. notes
5 3/4s, 2022		20,000	20,200

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021		145,000	151,961

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5 3/8s, 2022		45,000	45,304

Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 5 3/8s, 2024		25,000	25,031

Numericable-SFR SAS 144A sr. notes 6s, 2022 (France)		200,000	197,500

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		70,000	70,613

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s,
2021 (Canada)	CAD	295,000	229,570

Qwest Corp. sr. unsec. notes 6 3/4s, 2021		$2,000	2,097

SBA Communications Corp. sr. sub. unsec. notes 4 7/8s, 2022		40,000	39,750

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		330,000	273,075

Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023		120,000	96,600

Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021		195,000	157,950

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836s, 2023		5,000	5,125

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021		25,000	25,875

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2023		50,000	51,250

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019		25,000	25,688

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2025		30,000	29,850

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021		75,000	76,875

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022		25,000	25,406

T-Mobile USA, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023		20,000	20,100

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 7.045s, 2036 (Spain)		194,000	234,968

Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019		36,000	40,908

Verizon Communications, Inc. sr. unsec. notes 2 5/8s, 2020		95,000	95,982

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033		64,000	74,639

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522s, 2048		328,000	297,936

Verizon Communications, Inc. sr. unsec. unsub. notes
4 1/2s, 2020		30,000	32,513

Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034		30,000	28,413

Verizon New York, Inc. company guaranty sr. unsec. notes
Ser. B, 7 3/8s, 2032		31,000	35,585

Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017
(United Kingdom)		251,000	249,579

44 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Communication services cont.
West Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	$45,000	$40,838

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019	95,000	90,963

Windstream Services, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021	90,000	71,775

Windstream Services, LLC company guaranty sr. unsec. unsub.
notes 6 3/8s, 2023	95,000	70,538

5,186,534
Consumer cyclicals (3.2%)
21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2045	124,000	167,025

Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	143,000	142,889

AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5 7/8s, 2022	35,000	36,313

AMC Entertainment, Inc. 144A sr. unsec. notes 5 3/4s, 2025	35,000	35,263

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5 3/4s, 2023	20,000	20,275

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10 1/4s, 2022	60,000	58,950

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	105,000	114,272

Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	115,000	99,531

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	50,000	14,250

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6 7/8s, 2023	40,000	41,850

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	120,000	116,400

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	35,000	32,900

Building Materials Corp. of America 144A sr. unsec. notes
5 3/8s, 2024	85,000	85,638

CalAtlantic Group, Inc. company guaranty sr. unsec. notes
5 7/8s, 2024	25,000	26,125

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6 1/4s, 2021	80,000	85,800

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	137,000	175,907

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 3/8s, 2024	10,000	10,150

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	45,000	46,125

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	15,000	15,000

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023	25,000	24,500

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020	50,000	48,500

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022	35,000	34,563

Dynamic Risk Allocation Fund 45

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	$55,000	$56,169

Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	25,000	23,933

Eldorado Resorts, Inc. 144A sr. unsec. notes 7s, 2023	65,000	65,284

Family Tree Escrow, LLC 144A sr. unsec. unsub. notes
5 3/4s, 2023	20,000	20,750

Family Tree Escrow, LLC 144A sr. unsec. unsub. notes
5 1/4s, 2020	15,000	15,525

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	115,000	162,931

Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	192,000	240,209

Garda World Security Corp. 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2021 (Canada)	20,000	17,800

General Motors Co. sr. unsec. unsub. notes 6 1/4s, 2043	95,000	102,300

General Motors Co. sr. unsec. unsub. notes 5.2s, 2045	20,000	19,058

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. Notes 3.45s, 2022	85,000	82,104

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.3s, 2025	20,000	19,636

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4s, 2025	10,000	9,651

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	40,000	34,000

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 7/8s, 2020	60,000	61,500

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 3/8s, 2018	35,000	35,919

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020	60,000	62,250

Home Depot, Inc. (The) sr. unsec. unsub. notes 2 5/8s, 2022	90,000	90,103

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	77,000	82,671

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	65,000	66,463

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2019	265,000	192,125

INVISTA Finance, LLC 144A company guaranty sr. notes
4 1/4s, 2019	37,000	36,168

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021	50,000	52,125

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019	25,000	23,875

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65s, 2020	10,000	8,600

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	40,000	27,600

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	60,000	49,800

Johnson Controls, Inc. sr. unsec. notes 4.95s, 2064	35,000	28,847

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	40,000	44,850

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022	50,000	52,375

Lamar Media Corp. company guaranty sr. unsec. notes
5 3/8s, 2024	20,000	20,550

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	110,000	109,725

46 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Lennar Corp. company guaranty sr. unsec. unsub. notes
4 1/2s, 2019	$25,000	$25,688

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 4.3s, 2043	32,000	26,031

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2028	25,000	29,603

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 2 7/8s, 2023	8,000	7,383

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	20,000	20,900

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	60,000	58,350

McGraw Hill Financial, Inc. 144A company guaranty sr. unsec.
notes 4.4s, 2026	35,000	35,789

Media General Financing Sub, Inc. 144A sr. unsec. notes
5 7/8s, 2022	15,000	15,038

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	40,000	41,788

MGM Resorts International company guaranty sr. unsec. notes
5 1/4s, 2020	55,000	55,138

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	125,000	142,123

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	5,000	5,225

Navistar International Corp. sr. notes 8 1/4s, 2021	70,000	49,700

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	80,000	77,000

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡	40,000	35,600

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
notes 8s, 2021	30,000	26,775

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5 1/2s, 2021 (Luxembourg)	95,000	96,663

Nordstrom, Inc. sr. unsec. notes 5s, 2044	15,000	15,932

Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	90,000	111,269

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	65,000	67,275

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. notes 5 7/8s, 2025	30,000	30,863

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. notes 5 5/8s, 2024	45,000	46,463

Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	75,000	74,625

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	30,000	30,975

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/8s, 2024	45,000	45,563

Priceline Group, Inc. (The) sr. unsec. unsub. notes 3.65s, 2025	61,000	59,820

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	40,000	46,000

PulteGroup, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2035	55,000	54,450

QVC, Inc. company guaranty sr. unsub. notes 4.45s, 2025	55,000	51,633

Dynamic Risk Allocation Fund 47

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	$50,000	$50,125

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	20,000	20,300

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	150,000	158,250

Sabre GLBL, Inc. 144A company guaranty sr. notes 5 3/8s, 2023	50,000	50,000

Scientific Games Corp. company guaranty sr. unsec. sub. notes
8 1/8s, 2018	15,000	11,925

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022	125,000	96,250

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6 1/4s, 2020	15,000	8,813

Scientific Games International, Inc. 144A company guaranty sr.
notes 7s, 2022	50,000	48,250

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021	50,000	51,750

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	15,000	15,075

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 5 5/8s, 2024	15,000	14,663

Sirius XM Radio, Inc. 144A company guaranty sr. unsec.
notes 6s, 2024	55,000	56,856

Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	50,000	52,375

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	90,000	92,133

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020	5,000	5,350

Spectrum Brands, Inc. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	35,000	36,094

Spectrum Brands, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2024	30,000	31,275

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	50,000	47,000

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 5/8s, 2024	20,000	19,275

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	53,000	53,133

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. unsub. notes 5 7/8s, 2023	20,000	19,875

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	35,000	36,313

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019	20,000	20,800

TEGNA, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2021	30,000	30,150

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	30,000	27,829

Townsquare Media, Inc. 144A sr. unsec. notes 6 1/2s, 2023	25,000	23,563

Toyota Motor Credit Corp. sr. unsec. unsub. bonds Ser. GMTN,
1.55s, 2018	145,000	145,098

Tribune Media Co. 144A company guaranty sr. unsec. notes
5 7/8s, 2022	45,000	45,000

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	15,000	15,338

48 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Univision Communications, Inc. 144A company guaranty sr.
notes 5 1/8s, 2025	$15,000	$14,494

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	30,000	31,200

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	34,000	44,010

6,103,346
Consumer staples (1.6%)
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	31,000	30,446

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. notes 1 1/4s, 2018	145,000	143,392

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	106,000	152,342

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	95,000	96,900

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A
company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	10,000	9,825

BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4 5/8s, 2022 (Canada)	25,000	25,250

BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)	115,000	119,313

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	70,000	63,525

CEC Entertainment, Inc. company guaranty sr. unsec.
notes 8s, 2022	65,000	62,400

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	35,000	27,475

Coca-Cola Co. (The) sr. unsec. unsub. notes 3.2s, 2023	30,000	31,164

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	96,000	108,458

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	15,000	15,094

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	65,000	72,150

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	124,000	117,645

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	15,000	14,588

CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	145,000	146,440

CVS Health Corp. 144A sr. unsec. sub. notes 4 3/4s, 2022	80,000	86,409

Dean Foods Co. 144A sr. unsec. notes 6 1/2s, 2023	45,000	46,519

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1 1/2s, 2017 (United Kingdom)	32,000	32,019

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022	9,000	11,484

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	90,000	61,650

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
bonds 4 1/2s, 2045	50,000	46,770

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	200,000	245,360

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 5 5/8s, 2042	56,000	60,202

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 3.85s, 2024	21,000	21,169

Dynamic Risk Allocation Fund 49

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Consumer staples cont.
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	$125,000	$130,000

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	20,000	20,800

Kraft Foods Group, Inc. sr. unsec. notes Ser. 144A, 6 7/8s, 2039	95,000	116,419

Kroger Co. (The) company guaranty sr. unsec. notes 6.9s, 2038	45,000	56,976

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	15,000	15,281

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	115,000	122,044

PepsiCo, Inc. sr. unsec. unsub. notes 4 1/4s, 2044	45,000	44,786

PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	144,000	144,340

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	30,000	29,550

Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	50,000	48,313

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 5 3/4s, 2021	75,000	74,250

Rite Aid Corp. 144A company guaranty sr. unsec. notes
6 1/8s, 2023	40,000	42,400

Tyson Foods, Inc. company guaranty sr. unsec. bonds
4 7/8s, 2034	23,000	23,474

Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds
5.15s, 2044	32,000	33,472

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022	5,000	5,375

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2024	25,000	25,266

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 1/2s, 2025	45,000	44,944

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023	75,000	78,188

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	55,000	40,975

Walgreens Boots Alliance, Inc. company guaranty sr. unsec.
unsub. notes 3.3s, 2021	35,000	34,860

WhiteWave Foods Co. (The) company guaranty sr. unsec.
unsub. notes 5 3/8s, 2022	65,000	69,144

3,048,846
Energy (2.0%)
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	130,000	142,610

Antero Resources Corp. company guaranty sr. unsec. notes
5 1/8s, 2022	35,000	31,850

Antero Resources Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	35,000	32,463

Antero Resources Finance Corp. company guaranty sr. unsec.
notes 5 3/8s, 2021	45,000	41,400

Archrock Partners, LP/EXLP Finance Corp. company guaranty
sr. unsec. notes 6s, 2022	55,000	46,750

Baytex Energy Corp. 144A company guaranty sr. unsec. notes
5 5/8s, 2024 (Canada)	50,000	40,875

Baytex Energy Corp. 144A company guaranty sr. unsec. notes
5 1/8s, 2021 (Canada)	5,000	4,163

50 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Energy cont.
BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 2.315s, 2020 (United Kingdom)	$110,000	$110,104

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 1.846s, 2017 (United Kingdom)	145,000	146,289

California Resources Corp. company guaranty sr. unsec.
notes 6s, 2024	140,000	84,000

California Resources Corp. company guaranty sr. unsec.
notes 5s, 2020	60,000	38,250

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)	145,000	152,084

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	90,000	43,200

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023	40,000	17,000

Chesapeake Energy Corp. company guaranty sr. unsec. notes
4 7/8s, 2022	25,000	10,578

Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	80,000	34,000

Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	143,000	142,494

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	55,000	53,350

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	55,000	53,350

ConocoPhillips Co. company guaranty sr. unsec. notes
1.05s, 2017	145,000	143,762

CONSOL Energy, Inc. company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	120,000	78,600

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.7s, 2019	40,000	35,439

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2022	35,000	21,700

Ecopetrol SA sr. unsec. unsub. bonds 4 1/8s, 2025 (Colombia)	45,000	38,250

EQT Midstream Partners LP company guaranty sr. unsec.
notes 4s, 2024	5,000	4,360

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	35,000	10,325

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	43,000	34,830

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2023	19,000	15,390

Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 6 5/8s, 2023	35,000	31,850

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	15,000	4,725

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	130,000	39,650

Halcon Resources Corp. 144A company guaranty notes
8 5/8s, 2020	30,000	23,100

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	40,000	41,200

Dynamic Risk Allocation Fund 51

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Energy cont.
Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. notes 5 1/2s, 2022	$10,000	$9,575

Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec.
notes 5s, 2024	20,000	17,988

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	55,000	14,300

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2021	25,000	4,735

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/4s, 2019	23,000	5,491

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty notes 12s, 2020	56,000	34,440

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	60,000	58,500

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026	35,000	31,938

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	19,000	12,682

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022	115,000	98,613

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	55,000	15,400

Paragon Offshore PLC 144A company guaranty sr. unsec. notes
6 3/4s, 2022	30,000	5,475

Paragon Offshore PLC 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2024	90,000	16,425

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s,
2023 (Indonesia)	200,000	184,881

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6 1/4s, 2024 (Brazil)	175,000	138,604

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)	85,000	48,663

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	116,667	73,500

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6s, 2026 (Venezuela)	110,000	39,600

Petroleos Mexicanos 144A company guaranty sr. unsec. notes
4 1/2s, 2026 (Mexico)	15,000	14,159

Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 5 5/8s, 2046 (Mexico)	95,000	79,817

Phillips 66 company guaranty sr. unsec. unsub. notes
2.95s, 2017	145,000	147,780

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. notes 5 5/8s, 2022	30,000	25,200

Rose Rock Midstream LP/Rose Rock Finance Corp. 144A
company guaranty sr. unsec. notes 5 5/8s, 2023	35,000	28,875

Sabine Pass Liquefaction, LLC company guaranty sr. notes
5 5/8s, 2023	145,000	133,763

Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	20,000	19,900

Samson Investment Co. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020 (In default) †	110,000	275

SandRidge Energy, Inc. 144A company guaranty notes
8 3/4s, 2020	70,000	26,600

52 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Energy cont.
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6 3/4s,
2023 (Canada)	$35,000	$30,888

Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	60,000	57,750

Seventy Seven Energy, Inc. sr. unsec. notes 6 1/2s, 2022	50,000	8,063

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 5.2s, 2017 (Netherlands)	156,000	164,038

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	15,000	6,919

Total Capital International SA company guaranty sr. unsec.
unsub. notes 1.55s, 2017 (France)	143,000	143,640

Triangle USA Petroleum Corp. 144A sr. unsec. notes
6 3/4s, 2022	25,000	10,500

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	25,000	19,500

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	125,000	115,625

Williams Cos., Inc. (The) notes 8 3/4s, 2032	23,000	22,554

Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	30,000	24,608

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 4 7/8s, 2023	120,000	105,600

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	35,000	29,663

3,774,518
Financials (6.4%)
Abbey National Treasury Services PLC/United Kingdom
company guaranty sr. unsec. unsub. notes 1 3/8s, 2017
(United Kingdom)	156,000	155,890

Aflac, Inc. sr. unsec. notes 6.9s, 2039	17,000	22,034

Air Lease Corp. sr. unsec. unsub. notes 3 3/4s, 2022	20,000	19,735

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	55,000	54,450

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	230,000	242,650

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2031	90,000	107,325

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	30,000	34,500

Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025	90,000	90,619

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s,
perpetual maturity	35,000	33,650

American Express Co. sr. unsec. notes 7s, 2018	94,000	104,854

American Express Co. sr. unsec. notes 6.15s, 2017	107,000	115,224

American International Group, Inc. jr. sub. FRB 8.175s, 2058	290,000	381,713

ARC Properties Operating Partnership LP/Clark Acquisition, LLC
company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	60,000	58,084

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s,
perpetual maturity	154,000	154,770

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s,
perpetual maturity	25,000	26,406

Bank of America Corp. sr. unsec. notes Ser. MTN, 1.7s, 2017	95,000	95,062

Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	149,000	149,568

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s,
2017 (Canada)	143,000	145,060

Dynamic Risk Allocation Fund 53

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Financials cont.
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35s,
2020 (Canada)	$80,000	$79,580

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1 3/8s,
2017 (Canada)	145,000	144,506

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes
1.2s, 2017 (Japan)	250,000	249,027

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	270,000	354,088

BNP Paribas SA company guaranty sr. unsec. unsub. bonds
Ser. MTN, 1 3/8s, 2017 (France)	162,000	161,988

BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	200,000	206,770

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	90,000	94,148

CBL & Associates LP company guaranty sr. unsec. unsub. notes
5 1/4s, 2023 R	180,000	181,064

CBRE Services, Inc. company guaranty sr. unsec. notes
5 1/4s, 2025	47,000	47,872

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	40,000	40,274

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2026	53,000	52,470

CIT Group, Inc. sr. unsec. notes 5s, 2023	35,000	35,525

CIT Group, Inc. sr. unsec. notes 5s, 2022	115,000	117,444

CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	20,000	20,025

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	155,000	162,363

Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.9s, perpetual maturity	3,000	2,959

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95s,
perpetual maturity	48,000	46,015

Citigroup, Inc. jr. unsec. sub. FRN Ser. Q, 5.95s,
perpetual maturity	63,000	62,472

Citigroup, Inc. jr. unsec. sub. FRN 5 7/8s, perpetual maturity	6,000	5,910

Citigroup, Inc. unsec. sub. notes 5 1/2s, 2025	65,000	71,383

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025	60,000	61,050

CNO Financial Group, Inc. sr. unsec. unsub. notes 4 1/2s, 2020	35,000	35,700

Commonwealth Bank of Australia/New York, NY sr. unsec.
bonds Ser. GMTN, 1 5/8s, 2018	330,000	329,417

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands (Rabobank Nederland) company guaranty sr.
unsec. notes 3 3/8s, 2017 (Netherlands)	130,000	133,075

Credit Acceptance Corp. company guaranty sr. unsec. bonds
6 1/8s, 2021	80,000	78,600

Credit Acceptance Corp. 144A company guaranty sr. unsec.
notes 7 3/8s, 2023	25,000	25,250

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6 1/4s,
perpetual maturity (Switzerland)	200,000	199,500

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	5,000	6,020

Deutsche Bank AG/London sr. unsec. notes 6s, 2017
(United Kingdom)	149,000	158,774

DFC Finance Corp. 144A company guaranty sr. notes
10 1/2s, 2020	55,000	36,025

Dresdner Funding Trust I 144A bonds 8.151s, 2031	180,000	221,175

54 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Financials cont.
Duke Realty LP company guaranty sr. unsec. unsub. notes
4 3/8s, 2022 R	$21,000	$21,691

E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022	45,000	47,588

E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023	55,000	56,375

EPR Properties unsec. notes 5 1/4s, 2023 R	60,000	61,440

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2024	60,000	58,200

Fifth Third Bancorp jr. unsec. sub. FRB 5.1s, perpetual maturity	38,000	34,248

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	202,000	264,903

General Electric Capital Corp. sr. unsec. notes
Ser. MTN, 5.4s, 2017	143,000	150,639

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB
6.15s, 2066	112,000	42,560

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	44,000	51,150

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2 3/8s, 2018	2,000	2,025

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	95,000	104,702

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3 7/8s, 2025 R	25,000	24,304

Hospitality Properties Trust sr. unsec. unsub. notes
4 1/2s, 2025 R	20,000	19,558

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	122,000	141,460

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
notes 8 1/8s, 2019 ‡‡	10,000	9,600

HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021	80,000	76,800

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6s, 2020	145,000	149,169

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2022	60,000	60,938

ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	220,000	241,250

iStar, Inc. sr. unsec. notes 5s, 2019 R	20,000	19,400

JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	144,000	144,988

JPMorgan Chase & Co. unsec. sub. notes 4 1/8s, 2026	60,000	60,689

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	4,000	3,991

KKR Group Finance Co. III, LLC 144A company guaranty sr.
unsec. unsub. bonds 5 1/8s, 2044	25,000	24,476

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	55,000	64,040

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	240,000	280,800

Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual
maturity (United Kingdom)	512,000	550,912

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657s,
perpetual maturity (United Kingdom)	30,000	33,675

Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85s,
2020 (Australia)	65,000	65,553

Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	170,000	195,944

MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	145,000	149,219

MetLife, Inc. sr. unsec. unsub. notes 4 3/4s, 2021	100,000	110,630

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	60,000	61,576

Dynamic Risk Allocation Fund 55

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Financials cont.
Morgan Stanley sr. unsec. notes 4 3/4s, 2017	$149,000	$155,192

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	35,000	36,356

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2020	40,000	38,800

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	30,000	27,150

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022	30,000	31,344

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 4 7/8s, 2045	40,000	34,500

Ocwen Financial Corp. 144A company guaranty sr. unsec. notes
6 5/8s, 2019	25,000	22,500

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. notes 6 3/4s, 2019	45,000	47,138

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021	45,000	46,013

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976s, 2025	100,000	100,252

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	80,000	72,400

PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	250,000	249,749

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	116,000	116,000

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	75,000	72,188

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s,
2018 (Canada)	145,000	146,659

Royal Bank of Scotland Group PLC jr. sub. unsec. FRN Ser. U,
7.64s, perpetual maturity (United Kingdom)	200,000	209,500

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7 1/2s,
perpetual maturity (United Kingdom)	200,000	208,340

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	10,000	10,095

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	35,000	35,025

Simon Property Group LP 144A sr. unsec. unsub. notes
1 1/2s, 2018 R	131,000	130,072

Societe Generale SA company guaranty sr. unsec. notes 2 3/4s,
2017 (France)	250,000	254,163

Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019	20,000	19,648

Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021	15,000	15,900

Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	30,000	29,831

Standard Chartered Bank 144A unsec. sub. notes 8s, 2031
(United Kingdom)	100,000	123,486

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB 1.337s, 2037	220,000	180,125

Svenska Handelsbanken AB company guaranty sr. unsec. notes
2 7/8s, 2017 (Sweden)	250,000	255,148

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4 1/4s, 2042	80,000	76,698

TIERS Trust/United States 144A sr. bonds stepped-coupon
zero % (8 1/8s, 3/15/18), 2046 ††	100,000	104,500

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018	20,000	15,400

56 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Financials cont.
Travelers Property Casualty Corp. sr. unsec. unsub. bonds
7 3/4s, 2026	$9,000	$11,857

Tri Pointe Holdings, Inc. sr. unsec. notes 5 7/8s, 2024	95,000	94,288

UBS AG/Stamford, CT sr. unsec. unsub. notes Ser. BKNT,
5 7/8s, 2017	130,000	140,622

Walter Investment Management Corp. company guaranty sr.
unsec. unsub. notes 7 7/8s, 2021	45,000	35,550

Wayne Merger Sub, LLC 144A sr. unsec. notes 8 1/4s, 2023	40,000	39,292

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5 7/8s,
perpetual maturity	70,000	73,763

Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	143,000	144,726

12,200,826
Health care (1.7%)
AbbVie, Inc. sr. unsec. notes 3.6s, 2025	12,000	11,890

AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022	18,000	17,516

AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	130,000	130,452

Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes
6 1/8s, 2021	60,000	61,800

Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	35,000	34,300

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
4 3/4s, 2045 (Luxembourg)	68,000	67,794

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
3.45s, 2022 (Luxembourg)	33,000	33,370

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023	65,000	54,113

Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	145,000	146,438

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)	16,000	20,645

AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)	145,000	156,682

Biogen, Inc. sr. unsec. sub. notes 3 5/8s, 2022	75,000	76,306

Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡	10,000	10,063

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022	55,000	53,694

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2021	60,000	60,600

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6 7/8s, 2022	15,000	14,513

Concordia Healthcare Corp. 144A company guaranty sr. unsec.
notes 7s, 2023 (Canada)	60,000	51,900

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022	65,000	53,138

DPx Holdings BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)	65,000	65,650

Endo Finance, LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022	50,000	47,750

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 7/8s, 2023	40,000	38,000

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2022	45,000	45,506

HCA, Inc. company guaranty sr. notes 5s, 2024	40,000	40,300

HCA, Inc. company guaranty sr. notes 3 3/4s, 2019	50,000	50,500

Dynamic Risk Allocation Fund 57

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Health care cont.
HCA, Inc. company guaranty sr. unsec. bonds 5 3/8s, 2025	$15,000	$14,738

HCA, Inc. sr. notes 6 1/2s, 2020	170,000	187,850

Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6 3/8s, 2023	55,000	52,800

JLL/Delta Dutch Pledgeco BV 144A sr. unsec. notes 8 3/4s,
2020 (Netherlands) ‡‡	45,000	44,944

Johnson & Johnson sr. unsec. notes 5.15s, 2018	91,000	100,011

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	85,000	82,450

Mallinckrodt International Finance SA/Mallinckrodt CB, LLC
144A company guaranty sr. unsec. unsub. notes 5 1/2s,
2025 (Luxembourg)	40,000	34,200

Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018	125,000	124,986

Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	40,000	40,200

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.95s, 2024 R	149,000	150,618

Omega Healthcare Investors, Inc. 144A company guaranty sr.
unsec. notes 4 1/2s, 2027 R	60,000	56,850

Service Corporation International sr. unsec. unsub. notes
5 3/8s, 2024	275,000	288,063

Service Corporation International sr. unsec. unsub. notes
5 3/8s, 2022	50,000	52,313

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6 1/2s, 2023	40,000	40,050

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	20,000	19,750

Tenet Healthcare Corp. company guaranty sr. bonds
4 3/8s, 2021	35,000	34,388

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	100,000	105,750

Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	55,000	58,438

Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	10,000	10,100

Tenet Healthcare Corp. 144A company guaranty sr. FRN
3.837s, 2020	60,000	59,175

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	65,000	70,956

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	58,000	64,003

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	5,000	4,581

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2021	5,000	4,363

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 1/2s, 2023	25,000	21,438

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
6 1/8s, 2025	55,000	47,575

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
5 7/8s, 2023	60,000	51,900

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
5 3/8s, 2020	55,000	49,225

WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	85,000	88,365

		3,303,000

58 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Technology (0.9%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	$40,000	$41,700

Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045	38,000	38,114

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	100,000	92,207

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	70,000	23,100

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	300,000	236,250

Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	66,000	66,168

CommScope Technologies Finance, LLC 144A sr. unsec.
notes 6s, 2025	40,000	38,300

eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	145,000	143,939

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	195,000	203,775

First Data Corp. 144A company guaranty sr. unsec.
notes 7s, 2023	65,000	65,569

First Data Corp. 144A notes 5 3/4s, 2024	65,000	65,000

First Data Corp. 144A sr. notes 5 3/8s, 2023	55,000	56,066

Freescale Semiconductor, Inc. 144A company guaranty sr.
notes 5s, 2021	25,000	25,844

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	40,000	42,680

Honeywell International, Inc. sr. unsec. unsub. notes
5 3/8s, 2041	80,000	94,557

Infor US, Inc. 144A sr. notes 5 3/4s, 2020	10,000	10,025

Infor US, Inc. 144A sr. unsec. notes 6 1/2s, 2022	85,000	75,438

Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	145,000	145,484

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023 R	60,000	62,963

Iron Mountain, Inc. 144A company guaranty sr. unsec.
notes 6s, 2020 R	25,000	26,225

Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	14,000	15,610

Micron Technology, Inc. sr. unsec. bonds 5 7/8s, 2022	55,000	55,315

Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023	60,000	56,400

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5 1/2s, 2023	60,000	61,050

Zebra Technologies Corp. sr. unsec. unsub. bonds 7 1/4s, 2022	40,000	42,800

1,784,579
Transportation (0.1%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023	70,000	63,175

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	15,000	17,109

United Airlines 2014-2 Class A Pass Through Trust sr. notes
Ser. A, 3 3/4s, 2026	25,000	25,313

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	120,000	119,400

224,997
Utilities and power (1.3%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	240,000	265,800

AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	140,000	125,300

AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	25,000	22,438

Calpine Corp. sr. unsec. notes 5 3/4s, 2025	110,000	102,988

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	50,000	52,000

Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	15,000	15,450

Dynamic Risk Allocation Fund 59

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Utilities and power cont.
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7 1/8s, 2018	$96,000	$110,242

Dynegy, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022	5,000	4,820

Dynegy, Inc. company guaranty sr. unsec. notes 6 3/4s, 2019	80,000	78,150

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7 5/8s, 2024	5,000	4,750

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 5/8s,
perpetual maturity (France)	695,000	676,027

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022 (In default) †	47,606	50,759

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	18,000	15,877

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 6 3/8s, 2023	25,000	19,125

EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec.
notes 9 3/8s, 2020	165,000	140,250

GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	100,000	77,500

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45s, 2023	60,000	50,018

Kinder Morgan Energy Partners LP sr. unsec. unsub.
notes 5.4s, 2044	44,000	32,962

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	10,000	11,838

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	20,000	25,694

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	115,000	114,713

NRG Yield Operating, LLC company guaranty sr. unsec. notes
5 3/8s, 2024	30,000	27,286

Oncor Electric Delivery Co., LLC sr. notes 3 3/4s, 2045	85,000	73,684

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	90,000	75,150

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	80,000	80,428

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	30,000	28,481

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5s, 2022	30,000	28,691

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	35,000	31,699

Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	65,000	62,075

		2,404,195

Total corporate bonds and notes (cost $45,828,344)		$43,145,108

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (9.3%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.2%)
Government National Mortgage Association Pass-Through Certificates
3 1/2s, TBA, December 1, 2045	$4,000,000	$4,177,188

4,177,188
U.S. Government Agency Mortgage Obligations (7.1%)
Federal National Mortgage Association Pass-Through Certificates
6s, TBA, December 1, 2045	2,000,000	2,263,438
4s, TBA, December 1, 2045	5,000,000	5,304,297

60 Dynamic Risk Allocation Fund

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (9.3%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
3s, TBA, January 1, 2046	$2,000,000	$2,004,141
3s, TBA, December 1, 2045	2,000,000	2,008,594
3s, TBA, December 1, 2030	2,000,000	2,070,469

		13,650,939

Total U.S. government and agency mortgage obligations (cost $17,858,829)		$17,828,127

MORTGAGE-BACKED SECURITIES (3.6%)*	Principal amount	Value

Agency collateralized mortgage obligations (—%)
Government National Mortgage Association Ser. 15-H26,
Class DI, IO, 2.224s, 2065	$367,418	$44,465

Commercial mortgage-backed securities (2.8%)		44,465
Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB
Ser. 05-1, Class AJ, 5.516s, 2042	80,311	80,204

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW17, Class AJ, 6.078s, 2050	61,000	62,639
FRB Ser. 06-PW12, Class AJ, 5.938s, 2038	48,000	48,145
FRB Ser. 06-PW11, Class AJ, 5.653s, 2039	68,000	68,043

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2,
Class D, 5.76s, 2047	100,000	103,608

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 5.987s, 2049	247,000	250,025
FRB Ser. 13-GC17, Class C, 5.26s, 2046	49,000	51,321
Ser. 14-GC21, Class AS, 4.026s, 2047	74,000	77,737
FRB Ser. 14-GC19, Class X, IO, 1.473s, 2047	1,534,827	109,725

COMM Mortgage Trust
Ser. 14-UBS6, Class C, 4.615s, 2047	113,000	109,699
FRB Ser. 14-LC15, Class XA, IO, 1.561s, 2047	1,290,503	91,948
FRB Ser. 14-CR16, Class XA, IO, 1.414s, 2047	628,723	40,987
FRB Ser. 14-CR17, Class XA, IO, 1.352s, 2047	1,031,145	66,551
FRB Ser. 14-UBS6, Class XA, IO, 1.223s, 2047	1,485,335	94,590

GCCFC Commercial Mortgage Trust FRB Ser. 05-GG3, Class D,
4.986s, 2042	12,763	12,770

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.657s, 2044	143,000	143,143

GS Mortgage Securities Trust FRB Ser. 14-GC22, Class XA, IO,
1.227s, 2047 F	2,098,465	131,809

GS Mortgage Securities Trust 144A FRB Ser. 10-C1, Class D,
6.222s, 2043	158,403	169,850

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 06-LDP7, Class B, 6.105s, 2045	118,000	59,000
FRB Ser. 05-LDP5, Class F, 5.746s, 2044	83,000	82,871
Ser. 06-LDP8, Class AJ, 5.48s, 2045	386,000	386,552
Ser. 04-LN2, Class A2, 5.115s, 2041	6,454	6,460
FRB Ser. 13-LC11, Class D, 4.38s, 2046	53,000	49,417
FRB Ser. 13-C10, Class C, 4.294s, 2047	108,000	106,445

Dynamic Risk Allocation Fund 61

MORTGAGE-BACKED SECURITIES (3.6%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.389s, 2043	$142,000	$132,787
FRB Ser. 11-C3, Class E, 5.729s, 2046	240,000	251,856
FRB Ser. 12-C6, Class E, 5.372s, 2045	114,000	113,225

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A4, 5.858s, 2040	63,480	65,349
Ser. 06-C6, Class E, 5.541s, 2039	125,000	124,844
Ser. 06-C6, Class D, 5.502s, 2039	125,000	124,519

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.475s, 2048	123,000	112,678

ML-CFC Commercial Mortgage Trust Ser. 06-3, Class AJ,
5.485s, 2046	47,000	47,097

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.561s, 2046	158,000	164,431
FRB Ser. 14-C17, Class XA, IO, 1.43s, 2047	1,214,472	82,365
FRB Ser. 13-C12, Class XA, IO, 1.137s, 2046	852,273	36,433

Morgan Stanley Capital I Trust
Ser. 06-HQ9, Class C, 5.842s, 2044	117,000	118,720
FRB Ser. 06-HQ8, Class D, 5.689s, 2044	125,000	124,786
Ser. 07-HQ11, Class AJ, 5.508s, 2044	50,000	50,092

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.123s, 2049	50,000	52,540
FRB Ser. 13-C6, Class D, 4.494s, 2046	110,000	103,709

Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C25,
Class AJ, 5.904s, 2043	182,000	183,856

WF-RBS Commercial Mortgage Trust
FRB Ser. 12-C7, Class C, 4.993s, 2045	181,000	188,915
Ser. 14-C19, Class C, 4.646s, 2047	23,000	23,508
Ser. 13-C18, Class AS, 4.387s, 2046	63,000	67,942
Ser. 13-UBS1, Class AS, 4.306s, 2046	48,000	51,483
FRB Ser. 13-C17, Class XA, IO, 1.733s, 2046	1,437,138	101,462
FRB Ser. 14-C19, Class XA, IO, 1.449s, 2047	1,155,235	78,625
FRB Ser. 14-C22, Class XA, IO, 1.103s, 2057	1,204,442	68,280

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-C16, Class D, 5.148s, 2046	89,000	85,287
FRB Ser. 12-C10, Class D, 4.605s, 2045	48,000	45,000
FRB Ser. 12-C9, Class XA, IO, 2.332s, 2045	1,344,383	126,238
FRB Ser. 11-C5, Class XA, IO, 2.114s, 2044	860,561	64,112
FRB Ser. 12-C10, Class XA, IO, 1.91s, 2045	1,528,547	128,276
FRB Ser. 13-C12, Class XA, IO, 1.607s, 2048	252,251	17,343

5,339,297
Residential mortgage-backed securities (non-agency) (0.8%)
APS Resecuritization Trust 144A FRB Ser. 15-1, Class 2M,
0.339s, 2054	100,000	73,069

BCAP, LLC Trust 144A FRB Ser. 10-RR11, Class 6A2,
2.652s, 2036	140,298	81,269

Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 2A2, 1.844s, 2035	56,886	46,486
FRB Ser. 06-OA7, Class 1A2, 1.184s, 2046	374,732	297,912
FRB Ser. 06-OA2, Class A5, 0.437s, 2046	187,040	144,021

62 Dynamic Risk Allocation Fund

MORTGAGE-BACKED SECURITIES (3.6%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
CSMC Trust 144A FRB Ser. 09-14R, Class 4A10, 2.779s, 2035	$45,000	$39,336

Morgan Stanley Resecuritization Trust 144A
FRB Ser. 15-R7, Class 2B, 2.595s, 2035	128,717	65,646
Ser. 15-R4, Class CB1, 0.598s, 2047	80,000	64,000

Nomura Resecuritization Trust 144A FRB Ser. 15-1R, Class 6A9,
0.418s, 2047	160,000	99,200

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR12, Class A2B, 0.681s, 2044	362,596	326,663
FRB Ser. 05-AR9, Class A1B, 0.601s, 2045	366,565	333,530

		1,571,132

Total mortgage-backed securities (cost $7,124,030)		$6,954,894

COMMODITY LINKED NOTES (2.7%)* †††	Principal amount	Value

Deutsche Bank AG/London 144A sr. unsec. notes, 1-month USD
LIBOR less 0.16%, 2016 (Indexed to the S&P GSCI 3-Month Forward
Index — Total Return multiplied by 3) (United Kingdom)	$3,830,000	$2,238,252

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2016
(Indexed to the S&P GSCI Commodity Index multiplied by 3)
(United Kingdom)	4,570,000	2,953,408

Total commodity linked notes (cost $8,400,000)		$5,191,660

ASSET-BACKED SECURITIES (2.3%)*	Principal amount	Value

Station Place Securitization Trust FRB Ser. 14-3, Class A,
1.056s, 2016	$2,682,000	$2,682,000

Station Place Securitization Trust 144A FRB Ser. 14-2, Class A,
1.055s, 2016	1,712,000	1,712,000

Total asset-backed securities (cost $4,394,000)		$4,394,000

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.9%)*	Principal amount/units	Value

Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s,
2033 (Argentina)	$667,370	$652,688

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina) (In default) †	25,237	28,429

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)	350,000	375,725

Russia (Federation of) 144A sr. notes 5 5/8s, 2042 (Russia)	600,000	601,500

Venezuela (Bolivarian Republic of) unsec. bonds 5 3/4s,
2016 (Venezuela)	55,000	50,810

Total foreign government and agency bonds and notes (cost $1,607,657)		$1,709,152

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.4%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Nov-16/$180.00	$35,487	$249,305

SPDR S&P 500 ETF Trust (Put)	Oct-16/173.00	33,234	175,998

SPDR S&P 500 ETF Trust (Put)	Sep-16/168.00	37,665	135,695

SPDR S&P 500 ETF Trust (Put)	Aug-16/165.00	36,449	107,438

SPDR S&P 500 ETF Trust (Put)	Jul-16/165.00	36,449	92,928

SPDR S&P 500 ETF Trust (Put)	Jun-16/165.00	36,449	80,880

Total purchased options outstanding (cost $1,530,822)			$842,244

Dynamic Risk Allocation Fund 63

SENIOR LOANS (0.2%)* [c]	Principal amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11s, 2017	$243,508	$218,904

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 11 1/2s, 2017	19,900	16,865

Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	55,000	16,706

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	59,693	40,119

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	73,688	68,870

Total senior loans (cost $439,153)		$361,464

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	43	$43,215

HSBC USA, Inc. $0.88 pfd.	6,280	139,479

M/I Homes, Inc. Ser. A, $2.438 pfd.	1,230	31,107

Total preferred stocks (cost $208,166)		$213,801

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$35,000	$41,147

Navistar International Corp. cv. sr. unsec. sub. bonds
4 1/2s, 2018	20,000	14,600

Total convertible bonds and notes (cost $52,056)		$55,747

INVESTMENT COMPANIES (—%)*	Shares	Value

Hercules Technology Growth Capital, Inc.	909	$10,517

Medley Capital Corp.	1,824	13,716

Solar Capital, Ltd.	739	13,450

Total investment companies (cost $43,950)		$37,683

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

EPR Properties Ser. C, $1.438 cv. pfd. R	1,550	$35,916

Total convertible preferred stocks (cost $34,286)		$35,916

SHORT-TERM INVESTMENTS (30.5%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.27% [d]	Shares	372,259	$372,259

Putnam Money Market Liquidity Fund 0.17% L	Shares	6,579,826	6,579,826

Putnam Short Term Investment Fund 0.16% L	Shares	36,302,573	36,302,573

SSgA Prime Money Market Fund Class N 0.09% P	Shares	830,000	830,000

U.S. Treasury Bills 0.11%, April 21, 2016 ∆		$449,000	448,774

U.S. Treasury Bills 0.07%, April 14, 2016 # ∆ §		5,069,000	5,067,332

U.S. Treasury Bills 0.07%, April 7, 2016 # ∆ §		4,104,000	4,102,669

U.S. Treasury Bills 0.06%, February 18, 2016 # ∆ §		977,000	976,844

U.S. Treasury Bills 0.15%, February 11, 2016 # ∆ §		1,132,000	1,131,665

U.S. Treasury Bills 0.03%, February 4, 2016 # ∆ §		1,968,000	1,967,830

U.S. Treasury Bills 0.01%, January 21, 2016 ∆		1,000	1,000

U.S. Treasury Bills 0.09%, January 14, 2016 ∆		269,000	268,972

U.S. Treasury Bills 0.05%, January 7, 2016 #		269,000	268,985

Total short-term investments (cost $58,319,608)			$58,318,729

TOTAL INVESTMENTS

Total investments (cost $218,481,098)	$216,777,060

64 Dynamic Risk Allocation Fund

Key to holding’s currency abbreviations
CAD	Canadian Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IO	Interest Only
MTN	Medium Term Notes
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2015 through November 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $191,508,927.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

Dynamic Risk Allocation Fund 65

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $149,567,422 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 11/30/15 (aggregate face value $41,486,916) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	British Pound	Buy	12/16/15	$143,533	$143,765	$(232)

	British Pound	Sell	12/16/15	143,533	143,961	428

	Canadian Dollar	Sell	1/20/16	133,511	134,605	1,094

	Euro	Buy	12/16/15	172,809	173,386	(577)

	Euro	Sell	12/16/15	172,809	185,252	12,443

	Mexican Peso	Buy	1/20/16	299,339	290,581	8,758

	New Taiwan Dollar	Sell	2/17/16	1,122	1,124	2

	New Zealand Dollar	Buy	1/20/16	153,130	150,539	2,591

	Norwegian Krone	Buy	12/16/15	275,101	276,859	(1,758)

	Norwegian Krone	Sell	12/16/15	275,101	284,467	9,366

	Swedish Krona	Buy	12/16/15	349,406	362,549	(13,143)

	Swedish Krona	Sell	12/16/15	349,406	360,648	11,242

Barclays Bank PLC
	Australian Dollar	Buy	1/20/16	144,924	144,288	636

	Australian Dollar	Sell	1/20/16	147,738	143,993	(3,745)

	British Pound	Buy	12/16/15	238,720	242,613	(3,893)

	British Pound	Sell	12/16/15	238,720	238,844	124

	Canadian Dollar	Buy	1/20/16	144,070	146,969	(2,899)

	Euro	Sell	12/16/15	87,725	65,409	(22,316)

	Hong Kong Dollar	Sell	2/17/16	431,907	432,053	146

	Mexican Peso	Buy	1/20/16	278,186	269,745	8,441

	New Zealand Dollar	Buy	1/20/16	238,881	229,981	8,900

	Norwegian Krone	Buy	12/16/15	272,524	289,930	(17,406)

	Norwegian Krone	Sell	12/16/15	272,524	284,211	11,687

	Singapore Dollar	Sell	2/17/16	35,847	36,091	244

	Swedish Krona	Buy	12/16/15	454,752	478,691	(23,939)

	Swedish Krona	Sell	12/16/15	454,752	472,285	17,533

66 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 11/30/15 (aggregate face value $41,486,916) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.
	British Pound	Buy	12/16/15	$6,024	$6,122	$(98)

	British Pound	Sell	12/16/15	6,024	6,028	4

	Canadian Dollar	Buy	1/20/16	142,946	143,811	(865)

	Danish Krone	Sell	12/16/15	188,316	198,397	10,081

	Euro	Buy	12/16/15	282,518	315,448	(32,930)

	Japanese Yen	Sell	2/17/16	117,722	119,268	1,546

	Mexican Peso	Buy	1/20/16	282,016	274,375	7,641

	New Zealand Dollar	Buy	1/20/16	145,388	145,325	63

	Norwegian Krone	Buy	12/16/15	50,883	53,655	(2,772)

	Norwegian Krone	Sell	12/16/15	50,883	51,023	140

	Swedish Krona	Buy	12/16/15	311,759	310,452	1,307

	Swedish Krona	Sell	12/16/15	311,759	323,868	12,109

Credit Suisse International
	British Pound	Buy	12/16/15	205,284	218,991	(13,707)

	Canadian Dollar	Buy	1/20/16	141,299	142,754	(1,455)

	Euro	Sell	12/16/15	780,124	830,555	50,431

	Indian Rupee	Sell	2/17/16	3,541	1,459	(2,082)

	Japanese Yen	Buy	2/17/16	2,494,436	2,546,797	(52,361)

	New Zealand Dollar	Buy	1/20/16	62,590	60,769	1,821

	Norwegian Krone	Buy	12/16/15	136,256	145,521	(9,265)

	Norwegian Krone	Sell	12/16/15	136,717	144,097	7,380

	Swedish Krona	Buy	12/16/15	589,749	606,903	(17,154)

	Swedish Krona	Sell	12/16/15	589,749	587,260	(2,489)

Deutsche Bank AG
	British Pound	Buy	12/16/15	114,164	114,219	(55)

	British Pound	Sell	12/16/15	114,164	116,019	1,855

	Czech Koruna	Sell	12/16/15	276,692	294,233	17,541

	Euro	Buy	12/16/15	2,158,050	2,362,308	(204,258)

	Norwegian Krone	Sell	12/16/15	223,068	235,164	12,096

	Polish Zloty	Buy	12/16/15	288,361	299,732	(11,371)

	Polish Zloty	Sell	12/16/15	288,361	306,497	18,136

	Swedish Krona	Buy	12/16/15	292,236	291,014	1,222

	Swedish Krona	Sell	12/16/15	292,236	303,688	11,452

Goldman Sachs International
	British Pound	Buy	12/16/15	162,059	161,853	206

	Canadian Dollar	Buy	1/20/16	212,959	216,907	(3,948)

	Euro	Buy	12/16/15	297,316	298,333	(1,017)

	Euro	Sell	12/16/15	297,316	319,405	22,089

	Norwegian Krone	Sell	12/16/15	124,257	134,799	10,542

	Swedish Krona	Buy	12/16/15	142,625	147,087	(4,462)

	Swedish Krona	Sell	12/16/15	142,625	142,013	(612)

Dynamic Risk Allocation Fund 67

FORWARD CURRENCY CONTRACTS at 11/30/15 (aggregate face value $41,486,916) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association
	British Pound	Buy	12/16/15	$587,990	$602,807	$(14,817)

	Canadian Dollar	Sell	1/20/16	91,579	92,391	812

	Euro	Buy	12/16/15	456,807	489,385	(32,578)

	Japanese Yen	Buy	2/17/16	1,269,062	1,295,744	(26,682)

	Swedish Krona	Buy	12/16/15	128,769	128,222	547

	Swedish Krona	Sell	12/16/15	128,769	133,822	5,053

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/20/16	3,680	3,234	446

	British Pound	Buy	12/16/15	1,691,223	1,693,482	(2,259)

	British Pound	Sell	12/16/15	1,691,223	1,717,797	26,574

	Canadian Dollar	Buy	1/20/16	541,084	548,370	(7,286)

	Euro	Buy	12/16/15	845,548	912,226	(66,678)

	Indian Rupee	Buy	2/17/16	276,922	280,219	(3,297)

	Japanese Yen	Sell	2/17/16	82,458	84,211	1,753

	Mexican Peso	Buy	1/20/16	53,520	51,964	1,556

	New Taiwan Dollar	Sell	2/17/16	287,778	288,237	459

	New Zealand Dollar	Buy	1/20/16	205,486	199,479	6,007

	Norwegian Krone	Sell	12/16/15	116,077	118,468	2,391

	Singapore Dollar	Sell	2/17/16	35,847	36,079	232

	Swedish Krona	Buy	12/16/15	143,692	140,349	3,343

	Swiss Franc	Sell	12/16/15	1,358,564	1,440,240	81,676

Royal Bank of Scotland PLC (The)
	Australian Dollar	Sell	1/20/16	143,481	142,671	(810)

	British Pound	Buy	12/16/15	95,338	97,137	(1,799)

	Canadian Dollar	Buy	1/20/16	283,646	293,335	(9,689)

	Euro	Sell	12/16/15	946,697	984,099	37,402

	Japanese Yen	Sell	2/17/16	15,510	17,271	1,761

	New Zealand Dollar	Sell	1/20/16	297,469	289,620	(7,849)

	Norwegian Krone	Buy	12/16/15	51,205	53,827	(2,622)

	Norwegian Krone	Sell	12/16/15	51,205	51,350	145

	Swedish Krona	Sell	12/16/15	109,682	114,864	5,182

State Street Bank and Trust Co.
	British Pound	Buy	12/16/15	11,447	11,451	(4)

	British Pound	Sell	12/16/15	11,447	11,633	186

	Canadian Dollar	Sell	1/20/16	277,207	277,619	412

	Euro	Buy	12/16/15	797,035	854,214	(57,179)

	Euro	Sell	12/16/15	797,035	811,798	14,763

	Hungarian Forint	Buy	12/16/15	295,621	308,481	(12,860)

	Hungarian Forint	Sell	12/16/15	295,621	301,214	5,593

	Israeli Shekel	Buy	1/20/16	6,773	6,680	93

	Japanese Yen	Sell	2/17/16	318,302	324,993	6,691

	Norwegian Krone	Buy	12/16/15	10,009	10,552	(543)

68 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 11/30/15 (aggregate face value $41,486,916) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.
	Norwegian Krone	Sell	12/16/15	$10,009	$10,040	$31

	Swedish Krona	Sell	12/16/15	62,847	59,523	(3,324)

UBS AG
	Australian Dollar	Buy	1/20/16	474,665	467,093	7,572

	British Pound	Buy	12/16/15	453,041	469,498	(16,457)

	Canadian Dollar	Buy	1/20/16	87,535	86,050	1,485

	Euro	Buy	12/16/15	2,544,465	2,709,656	(165,191)

	Japanese Yen	Buy	2/17/16	286,234	290,770	(4,536)

	Norwegian Krone	Buy	12/16/15	25,436	26,798	(1,362)

	Norwegian Krone	Sell	12/16/15	25,436	25,505	69

	Swedish Krona	Sell	12/16/15	31,418	28,265	(3,153)

	Swiss Franc	Buy	12/16/15	504,901	535,250	(30,349)

WestPac Banking Corp.
	British Pound	Buy	12/16/15	298,362	303,217	(4,855)

	British Pound	Sell	12/16/15	298,362	298,508	146

	Canadian Dollar	Sell	1/20/16	339,582	342,508	2,926

	Euro	Buy	12/16/15	167,735	172,007	(4,272)

	Japanese Yen	Buy	2/17/16	1,453,173	1,483,705	(30,532)

Total						$(465,189)

FUTURES CONTRACTS OUTSTANDING at 11/30/15 (Unaudited)
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Long)	75	$2,777,405	Dec-15	$267,137

Euro-Bobl 5 yr (Long)	47	6,457,008	Dec-15	72,376

Euro-Bund 10 yr (Long)	42	7,025,020	Dec-15	196,070

Euro-Buxl 30 yr (Long)	23	3,794,302	Dec-15	104,644

Euro-Schatz 2 yr (Long)	10	1,179,743	Dec-15	3,587

Japanese Government Bond
10 yr (Long)	21	25,338,180	Dec-15	102,523

Russell 2000 Index Mini (Short)	28	3,348,520	Dec-15	(152,236)

S&P 500 Index E-Mini (Short)	54	5,615,460	Dec-15	(199,534)

Tokyo Price Index (Long)	14	1,799,188	Dec-15	178,503

U.K. Gilt 10 yr (Long)	33	5,851,330	Mar-16	29,244

U.S. Treasury Bond 30 yr (Long)	19	2,926,000	Mar-16	7,493

U.S. Treasury Bond Ultra
30 yr (Long)	19	3,010,313	Mar-16	12,845

U.S. Treasury Bond Ultra
30 yr (Short)	1	158,438	Mar-16	(527)

U.S. Treasury Note 10 yr (Long)	29	3,666,688	Mar-16	(667)

U.S. Treasury Note 5 yr (Long)	68	8,070,219	Mar-16	396

U.S. Treasury Note 5 yr (Short)	19	2,254,914	Mar-16	(186)

Dynamic Risk Allocation Fund 69

FUTURES CONTRACTS OUTSTANDING at 11/30/15 (Unaudited) cont.
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Long)	35	$7,614,141	Mar-16	$(2,257)

U.S. Treasury Note 2 yr (Short)	1	217,547	Mar-16	61

Total				$619,472

WRITTEN OPTIONS OUTSTANDING at 11/30/15 (premiums $85,216) (Unaudited)
	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Dec-15/$215.00	$86,112	$38,118

SPDR S&P 500 ETF Trust (Call)	Dec-15/215.00	32,700	9,781

SPDR S&P 500 ETF Trust (Call)	Dec-15/215.50	32,657	5,134

SPDR S&P 500 ETF Trust (Call)	Dec-15/211.00	32,765	32,110

SPDR S&P 500 ETF Trust (Call)	Dec-15/216.00	32,863	655

Total			$85,798

TBA SALE COMMITMENTS OUTSTANDING at 11/30/15 (proceeds receivable $2,004,688) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s,
December 1, 2045	$2,000,000	12/10/15	$2,008,594

Total			$2,008,594

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/15 (Unaudited)
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$14,638,700	$461,793	9/16/25	2.60%	3 month USD-	$(327,252)
				LIBOR-BBA

4,100,000 E	(20,583)	12/16/17	3 month USD-	1.25%	(2,125)
			LIBOR-BBA

12,291,000 E	60,283	12/16/17	1.25%	3 month USD-	4,949
				LIBOR-BBA

55,200,000 E	(371,823)	12/16/25	3 month USD-	2.35%	986,208
			LIBOR-BBA

4,978,000 E	31,452	12/16/25	2.35%	3 month USD-	(91,017)
				LIBOR-BBA

9,600,000 E	(5,828)	12/16/20	3 month USD-	1.70%	45,359
			LIBOR-BBA

1,762,000 E	1,391	12/16/20	1.70%	3 month USD-	(8,003)
				LIBOR-BBA

1,400,000 E	(1,117)	12/16/45	3 month USD-	2.70%	49,331
			LIBOR-BBA

609,000 E	(1,341)	12/16/45	2.70%	3 month USD-	(23,286)
				LIBOR-BBA

49,400	—	10/19/20	1.345%	3 month USD-	432
				LIBOR-BBA

70 Dynamic Risk Allocation Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/15 (Unaudited) cont.
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$49,400	$—	10/19/20	1.34757%	3 month USD-	$426
				LIBOR-BBA

50,300	—	10/19/20	1.35331%	3 month USD-	419
				LIBOR-BBA

269,000	(4)	11/12/25	2.2225%	3 month USD-	(4,077)
				LIBOR-BBA

146,000	(5)	11/12/45	2.689%	3 month USD-	(5,247)
				LIBOR-BBA

3,238,000	(12)	11/12/17	3 month USD-	0.9675%	304
			LIBOR-BBA

566,000	(5)	11/12/20	1.6675%	3 month USD-	(3,186)
				LIBOR-BBA

Total	$154,201				$623,235

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/15 (Unaudited)
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$3,800,000	$—	9/21/21	(2.305%)	USA Non Revised	$(327,906)
					Consumer Price
					Index-Urban (CPI-U)

	5,000,000	—	7/19/23	(2.585%)	USA Non Revised	(525,750)
					Consumer Price
					Index-Urban (CPI-U)

	4,000,000	—	6/10/24	(2.50%)	USA Non Revised	(359,580)
					Consumer Price
					Index-Urban (CPI-U)

	1,000,000	—	11/7/24	(2.2625%)	USA Non Revised	(60,701)
					Consumer Price
					Index-Urban (CPI-U)

	1,000,000	—	12/8/24	(2.075%)	USA Non Revised	(39,385)
					Consumer Price
					Index-Urban (CPI-U)

	2,000,000	—	9/8/25	1.765%	USA Non Revised	(18,260)
					Consumer Price
					Index-Urban (CPI-U)

baskets	188,956	—	5/31/16	(3 month USD-	A basket	1,654,055
				LIBOR-BBA plus	(MLTRFCF6) of
				0.10%)	common stocks

units	4,926	—	5/31/16	3 month USD-	Russell 1000 Total	(1,562,228)
				LIBOR-BBA minus	Return Index
				7 bp

Dynamic Risk Allocation Fund 71

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/15 (Unaudited) cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
	$3,049,296	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(9,354)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	3,700,000	—	5/8/23	(2.59%)	USA Non Revised	(414,245)
					Consumer Price
					Index-Urban (CPI-U)

	3,600,000	—	7/19/23	(2.569%)	USA Non Revised	(365,011)
					Consumer Price
					Index-Urban (CPI-U)

	80,694	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(168)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

Citibank, N.A.
	1,500,000	—	8/7/22	2.515%	USA Non Revised	160,740
					Consumer Price
					Index-Urban (CPI-U)

baskets	64	—	12/17/15	(3 month USD-	A basket	268,887
				LIBOR-BBA plus	(CGPUTQL2) of
				0.42%)	common stocks

shares	113,005	—	10/14/16	(3 month USD-	Vanguard FTSE	(168,279)
				LIBOR-BBA minus	Emerging Markets
				0.10%)	ETF

units	1,442	—	11/23/16	3 month USD-	Russell 1000 Total	39,583
				LIBOR-BBA plus	Return Index
				0.10%

Credit Suisse International
	$2,600,000	—	1/9/23	(2.76%)	USA Non Revised	(344,227)
					Consumer Price
					Index-Urban (CPI-U)

	3,400,000	—	8/7/22	(2.515%)	USA Non Revised	(360,726)
					Consumer Price
					Index-Urban (CPI-U)

	1,600,000	—	8/8/22	(2.5325%)	USA Non Revised	(172,693)
					Consumer Price
					Index-Urban (CPI-U)

	700,000	—	9/10/22	(2.5925%)	USA Non Revised	(77,713)
					Consumer Price
					Index-Urban (CPI-U)

	3,300,000	—	2/8/23	(2.81%)	USA Non Revised	(444,127)
					Consumer Price
					Index-Urban (CPI-U)

	6,900,000	—	7/19/23	(2.57%)	USA Non Revised	(705,511)
					Consumer Price
					Index-Urban (CPI-U)

	235,225	110	1/12/45	3.50% (1 month	Synthetic TRS Index	(823)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

72 Dynamic Risk Allocation Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/15 (Unaudited) cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
shares	94,529	$—	7/1/16	(3 month USD-	Vanguard FTSE	$76,610
				LIBOR-BBA plus	Emerging Markets
				0.20%)	ETF

shares	18,900	—	6/8/16	(3 month USD-	Vanguard FTSE	10,761
				LIBOR-BBA plus	Emerging Markets
				0.20%)	ETF

shares	37,583	—	9/21/16	(3 month USD-	Vanguard FTSE	592
				LIBOR-BBA plus	Emerging Markets
				0.20%)	ETF

Deutsche Bank AG
	$500,000	—	11/7/21	(2.43%)	USA Non Revised	(50,475)
					Consumer Price
					Index-Urban (CPI-U)

Goldman Sachs International
	1,500,000	—	10/5/22	(2.73%)	USA Non Revised	(186,675)
					Consumer Price
					Index-Urban (CPI-U)

	1,700,000	—	4/5/23	(2.7475%)	USA Non Revised	(213,639)
					Consumer Price
					Index-Urban (CPI-U)

	4,400,000	—	7/19/23	(2.58%)	USA Non Revised	(447,524)
					Consumer Price
					Index-Urban (CPI-U)

	2,900,000	—	4/9/25	(2.055%)	USA Non Revised	(48,633)
					Consumer Price
					Index-Urban (CPI-U)

	7,132,786	—	10/5/25	(1.7211%)	USA Non Revised	104,353
					Consumer Price
					Index-Urban (CPI-U)

	6,135,214	—	10/6/25	(1.72%)	USA Non Revised	90,985
					Consumer Price
					Index-Urban (CPI-U)

JPMorgan Chase Bank N.A.
	10,900,000	—	8/7/22	(2.515%)	USA Non Revised	(1,165,646)
					Consumer Price
					Index-Urban (CPI-U)

	1,400,000	—	8/7/25	(1.92%)	USA Non Revised	(6,758)
					Consumer Price
					Index-Urban (CPI-U)

shares	11,620	—	7/14/16	(3 month USD-	Vanguard FTSE	(16,703)
				LIBOR-BBA plus	Emerging Markets
				0.26%)	ETF

Total		$110				$(5,686,174)

Dynamic Risk Allocation Fund 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/15 (Unaudited)
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
EM Series 24 Index	BBB/P	$1,659,448	$14,724,500	12/20/20	100 bp	$186,998

Credit Suisse International
CMBX NA BB Index	—	(3,530)	200,000	5/11/63	(500 bp)	943

CMBX NA BBB–	BBB–/P	559	51,000	5/11/63	300 bp	(364)
Index

CMBX NA BBB–	BBB–/P	1,537	117,000	5/11/63	300 bp	(581)
Index

CMBX NA BBB–	BBB–/P	5,342	369,000	5/11/63	300 bp	(1,337)
Index

CMBX NA BBB–	BBB–/P	464	11,000	1/17/47	300 bp	(5)
Index

CMBX NA BBB–	BBB–/P	317	11,000	1/17/47	300 bp	(152)
Index

CMBX NA BBB–	BBB–/P	443	11,000	1/17/47	300 bp	(26)
Index

CMBX NA BBB–	BBB–/P	998	17,000	1/17/47	300 bp	274
Index

CMBX NA BBB–	BBB–/P	980	34,000	1/17/47	300 bp	(468)
Index

CMBX NA BBB–	BBB–/P	1,495	42,000	1/17/47	300 bp	(294)
Index

CMBX NA BBB–	BBB–/P	1,490	57,000	1/17/47	300 bp	(938)
Index

CMBX NA BBB–	BBB–/P	2,932	70,000	1/17/47	300 bp	(50)
Index

CMBX NA BBB–	BBB–/P	3,807	111,000	1/17/47	300 bp	(921)
Index

Goldman Sachs International
CMBX NA BBB–	BBB–/P	(90)	13,000	5/11/63	300 bp	(325)
Index

CMBX NA BBB–	BBB–/P	7	2,000	1/17/47	300 bp	(78)
Index

CMBX NA BBB–	BBB–/P	8	2,000	1/17/47	300 bp	(77)
Index

CMBX NA BBB–	BBB–/P	7	2,000	1/17/47	300 bp	(78)
Index

CMBX NA BBB–	BBB–/P	17	4,000	1/17/47	300 bp	(153)
Index

CMBX NA BBB–	BBB–/P	14	4,000	1/17/47	300 bp	(156)
Index

CMBX NA BBB–	BBB–/P	14	4,000	1/17/47	300 bp	(156)
Index

CMBX NA BB Index	—	(201)	19,000	5/11/63	(500 bp)	223

CMBX NA BB Index	—	249	11,000	5/11/63	(500 bp)	495

CMBX NA BB Index	—	(96)	10,000	5/11/63	(500 bp)	128

74 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/15 (Unaudited) cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BB Index	—	$(68)	$8,000	5/11/63	(500 bp)	$111

CMBX NA BB Index	—	50	3,000	5/11/63	(500 bp)	118

CMBX NA BB Index	—	31	3,000	5/11/63	(500 bp)	98

CMBX NA BB Index	—	4	3,000	5/11/63	(500 bp)	71

CMBX NA BB Index	—	(4)	2,000	1/17/47	(500 bp)	85

CMBX NA BBB–	—	(154)	17,000	5/11/63	(300 bp)	153
Index

CMBX NA BBB–	BBB–/P	(30)	3,000	5/11/63	300 bp	(84)
Index

CMBX NA BBB–	BBB–/P	(32)	4,000	5/11/63	300 bp	(105)
Index

CMBX NA BBB–	BBB–/P	(40)	4,000	5/11/63	300 bp	(113)
Index

CMBX NA BBB–	BBB–/P	(16)	4,000	5/11/63	300 bp	(88)
Index

CMBX NA BBB–	BBB–/P	84	14,000	5/11/63	300 bp	(170)
Index

CMBX NA BBB–	BBB–/P	160	14,000	5/11/63	300 bp	(93)
Index

CMBX NA BBB–	BBB–/P	(140)	15,000	5/11/63	300 bp	(412)
Index

CMBX NA BBB–	BBB–/P	190	9,000	1/17/47	300 bp	(194)
Index

CMBX NA BBB–	BBB–/P	475	11,000	1/17/47	300 bp	6
Index

CMBX NA BBB–	BBB–/P	443	11,000	1/17/47	300 bp	(26)
Index

CMBX NA BBB–	BBB–/P	443	11,000	1/17/47	300 bp	(26)
Index

CMBX NA BBB–	BBB–/P	499	12,000	1/17/47	300 bp	(12)
Index

CMBX NA BBB–	BBB–/P	389	13,000	1/17/47	300 bp	(165)
Index

CMBX NA BBB–	BBB–/P	515	17,000	1/17/47	300 bp	(209)
Index

JPMorgan Securities LLC
CMBX NA BBB–	—	(124)	23,000	5/11/63	(300 bp)	293
Index

CMBX NA BBB–	—	(528)	22,000	5/11/63	(300 bp)	(130)
Index

CMBX NA BBB–	—	(283)	11,000	5/11/63	(300 bp)	(84)
Index

CMBX NA BBB–	BBB–/P	609	11,000	1/17/47	300 bp	140
Index

Dynamic Risk Allocation Fund 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/15 (Unaudited) cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Securities LLC cont.
CMBX NA BBB–	BBB–/P	$1,160	$22,000	1/17/47	300 bp	$223
Index

CMBX NA BBB–	BBB–/P	601	23,000	1/17/47	300 bp	(379)
Index

Total		$1,680,445				$181,910

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2015. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/15 (Unaudited)
		Upfront			Payments
		premium		Termi-	received
		received	Notional	nation	(paid) by fund	Unrealized
Referenced debt*	Rating***	(paid)**	amount	date	per annum	appreciation

NA HY Series 25	B+/P	$24,631	$32,308,000	12/20/20	500 bp	$986,347
Index

NA IG Series 25	BBB+/P	(29,903)	6,850,000	12/20/20	100 bp	33,883
Index

Total		$(5,272)				$1,020,230

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2015. Securities rated by Putnam are indicated by “/P.”

76 Dynamic Risk Allocation Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$2,318,484	$503,494	$—

Capital goods	5,015,816	244,096	—

Communication services	2,200,648	425,995	—

Conglomerates	90,003	—	—

Consumer cyclicals	9,155,754	1,107,123	—

Consumer staples	6,789,663	455,119	—

Energy	4,477,126	82,401	—

Financials	17,634,738	1,743,499	—

Health care	9,809,593	567,181	—

Miscellaneous	—	20,510	—

Technology	9,658,844	706,571	—

Transportation	1,645,582	647,912	—

Utilities and power	2,307,821	80,562	—

Total common stocks	71,104,072	6,584,463	—

Asset-backed securities	—	—	4,394,000

Commodity linked notes	—	5,191,660	—

Convertible bonds and notes	—	55,747	—

Convertible preferred stocks	—	35,916	—

Corporate bonds and notes	—	43,040,608	104,500

Foreign government and agency bonds and notes	—	1,709,152	—

Investment companies	37,683	—	—

Mortgage-backed securities	—	6,825,248	129,646

Preferred stocks	139,479	74,322	—

Purchased options outstanding	—	842,244	—

Senior loans	—	361,464	—

U.S. government and agency mortgage obligations	—	17,828,127	—

Short-term investments	43,712,399	14,606,330	—

Totals by level	$114,993,633	$97,155,281	$4,628,146

Dynamic Risk Allocation Fund 77

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(465,189)	$—

Futures contracts	619,472	—	—

Written options outstanding	—	(85,798)	—

TBA sale commitments	—	(2,008,594)	—

Interest rate swap contracts	—	469,034	—

Total return swap contracts	—	(5,686,284)	—

Credit default contracts	—	(473,033)	—

Totals by level	$619,472	$(8,249,864)	$—

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

			Change in net
				unrealized			Total	Total
	Balance	Accrued	appreciation/				transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	5/31/15	premiums	gain/(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	11/30/15

Asset-backed
securities	$2,682,000	$—	$—	$—	$—	$—	$1,712,000	$—	$4,394,000

Corporate
bonds and
notes	$104,500	—	—	—	—	—	—	—	$104,500

Mortgage-
backed
securities	$200,975	—	(6,024)	953	129,650	(195,908)	—	—	$129,646

Totals	$2,987,475	$—	$(6,024)	$953	$129,650	$(195,908)	$1,712,000	$—	$4,628,146

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $953 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

Level 3 securities which are fair valued by Putnam, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

78 Dynamic Risk Allocation Fund

Statement of assets and liabilities 11/30/15 (Unaudited)

ASSETS

Investment in securities, at value, including $359,062 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $175,226,440)	$173,522,402
Affiliated issuers (identified cost $43,254,658) (Notes 1 and 5)	43,254,658

Cash	545,355

Foreign currency (cost $13,653) (Note 1)	13,797

Dividends, interest and other receivables	1,057,771

Receivable for shares of the fund sold	438,062

Receivable for investments sold	2,180,154

Receivable for sales of delayed delivery securities (Note 1)	1,003,250

Receivable for variation margin (Note 1)	182,806

Unrealized appreciation on forward currency contracts (Note 1)	496,603

Unrealized appreciation on OTC swap contracts (Note 1)	2,596,925

Premium paid on OTC swap contracts (Note 1)	5,336

Prepaid assets	58,584

Total assets	225,355,703

LIABILITIES

Payable for investments purchased	571,445

Payable for purchases of delayed delivery securities (Note 1)	18,787,397

Payable for shares of the fund repurchased	126,690

Payable for compensation of Manager (Note 2)	25,784

Payable for custodian fees (Note 2)	42,649

Payable for investor servicing fees (Note 2)	59,382

Payable for Trustee compensation and expenses (Note 2)	13,909

Payable for administrative services (Note 2)	665

Payable for distribution fees (Note 2)	23,823

Payable for variation margin (Note 1)	96,552

Unrealized depreciation on OTC swap contracts (Note 1)	8,101,189

Premium received on OTC swap contracts (Note 1)	1,685,891

Unrealized depreciation on forward currency contracts (Note 1)	961,792

Written options outstanding, at value (premiums $85,216) (Notes 1 and 3)	85,798

TBA sale commitments, at value (proceeds receivable $2,004,688) (Note 1)	2,008,594

Collateral on securities loaned, at value (Note 1)	372,259

Collateral on certain derivative contracts, at value (Note 1)	830,000

Other accrued expenses	52,957

Total liabilities	33,846,776

Net assets	$191,508,927

(Continued on next page)

Dynamic Risk Allocation Fund 79

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$196,227,876

Undistributed net investment income (Note 1)	1,345,157

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(645,878)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(5,418,228)

Total — Representing net assets applicable to capital shares outstanding	$191,508,927

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($24,165,547 divided by 2,321,430 shares)	$10.41

Offering price per class A share (100/94.25 of $10.41)*	$11.05

Net asset value and offering price per class B share ($3,321,779 divided by 325,020 shares)**	$10.22

Net asset value and offering price per class C share ($12,505,414 divided by 1,222,486 shares)**	$10.23

Net asset value and redemption price per class M share ($246,795 divided by 23,750 shares)	$10.39

Offering price per class M share (100/96.50 of $10.39)*	$10.77

Net asset value, offering price and redemption price per class R share
($132,338 divided by 12,823 shares)	$10.32

Net asset value, offering price and redemption price per class R5 share
($10,951 divided by 1,048 shares)	$10.45

Net asset value, offering price and redemption price per class R6 share
($28,172,618 divided by 2,702,054 shares)	$10.43

Net asset value, offering price and redemption price per class Y share
($122,953,485 divided by 11,796,742 shares)	$10.42

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

80 Dynamic Risk Allocation Fund

Statement of operations Six months ended 11/30/15 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $29,028 from investments in affiliated issuers) (Note 5)	$1,448,768

Dividends (net of foreign tax of $17,773)	1,020,873

Securities lending (Note 1)	3,947

Total investment income	2,473,588

EXPENSES

Compensation of Manager (Note 2)	830,820

Investor servicing fees (Note 2)	183,277

Custodian fees (Note 2)	38,709

Trustee compensation and expenses (Note 2)	6,265

Distribution fees (Note 2)	120,707

Administrative services (Note 2)	1,956

Other	109,274

Fees waived and reimbursed by Manager (Note 2)	(125,916)

Total expenses	1,165,092

Expense reduction (Note 2)	(440)

Net expenses	1,164,652

Net investment income	1,308,936

Net realized loss on investments (Notes 1 and 3)	(646,775)

Net realized loss on swap contracts (Note 1)	(3,462,229)

Net realized loss on futures contracts (Note 1)	(188,836)

Net realized gain on foreign currency transactions (Note 1)	265,135

Net realized loss on written options (Notes 1 and 3)	(416,944)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(380,653)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	(9,503,655)

Net loss on investments	(14,333,957)

Net decrease in net assets resulting from operations	$(13,025,021)

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 81

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 11/30/15*	Year ended 5/31/15

Operations:
Net investment income	$1,308,936	$2,232,683

Net realized gain (loss) on investments
and foreign currency transactions	(4,449,649)	11,170,093

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(9,884,308)	(12,034,590)

Net increase (decrease) in net assets resulting
from operations	(13,025,021)	1,368,186

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(651,128)

Class B	—	(66,768)

Class C	—	(264,771)

Class M	—	(6,432)

Class R	—	(12,111)

Class R5	—	(309)

Class R6	—	(835,328)

Class Y	—	(3,573,474)

From net realized long-term gain on investments
Class A	—	(633,993)

Class B	—	(87,338)

Class C	—	(366,380)

Class M	—	(7,606)

Class R	—	(12,301)

Class R5	—	(258)

Class R6	—	(667,747)

Class Y	—	(3,044,285)

Increase (decrease) from capital share transactions (Note 4)	(8,316,028)	31,576,777

Total increase (decrease) in net assets	(21,341,049)	22,714,734

NET ASSETS

Beginning of period	212,849,976	190,135,242

End of period (including undistributed net investment
income of $1,345,157 and $36,221, respectively)	$191,508,927	$212,849,976

* Unaudited.

The accompanying notes are an integral part of these financial statements.

82 Dynamic Risk Allocation Fund

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Dynamic Risk Allocation Fund 83

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
November 30, 2015**	$11.10	.06	(.75)	(.69)	—	—	—	$10.41	(6.22)*	$24,166	.66*	.58*	144* [e]
May 31, 2015	11.58	.10	(.05)	.05	(.27)	(.26)	(.53)	11.10	.53	28,223	1.41	.91	245 [e]
May 31, 2014	10.63	.04	.98	1.02	(.07)	—	(.07)	11.58	9.59	33,884	1.40	.33	117 [f]
May 31, 2013	10.24	.01	.81	.82	(.20)	(.23)	(.43)	10.63	7.97	68,440	1.40	.06	130 [f,g]
May 31, 2012†	10.00	(.02)	.39	.37	(.09)	(.04)	(.13)	10.24	3.77*	38,666	.98*	(.22)*	41*

Class B
November 30, 2015**	$10.94	.02	(.74)	(.72)	—	—	—	$10.22	(6.58)*	$3,322	1.03*	.21*	144* [e]
May 31, 2015	11.44	.02	(.06)	(.04)	(.20)	(.26)	(.46)	10.94	(.26)	3,829	2.16	.17	245 [e]
May 31, 2014	10.53	(.03)	.95	.92	(.01)	—	(.01)	11.44	8.78	3,705	2.15	(.32)	117 [f]
May 31, 2013	10.20	(.07)	.81	.74	(.18)	(.23)	(.41)	10.53	7.22	2,852	2.15	(.61)	130 [f,g]
May 31, 2012†	10.00	(.07)	.38	.31	(.07)	(.04)	(.11)	10.20	3.19*	727	1.50*	(.68)*	41*

Class C
November 30, 2015**	$10.95	.02	(.74)	(.72)	—	—	—	$10.23	(6.58)*	$12,505	1.03*	.21*	144* [e]
May 31, 2015	11.44	.02	(.06)	(.04)	(.19)	(.26)	(.45)	10.95	(.27)	15,125	2.16	.16	245 [e]
May 31, 2014	10.51	(.04)	.97	.93	—	—	—	11.44	8.85	16,325	2.15	(.38)	117 [f]
May 31, 2013	10.19	(.06)	.80	.74	(.19)	(.23)	(.42)	10.51	7.18	21,015	2.15	(.57)	130 [f,g]
May 31, 2012†	10.00	(.07)	.38	.31	(.08)	(.04)	(.12)	10.19	3.21*	3,151	1.50*	(.66)*	41*

Class M
November 30, 2015**	$11.11	.04	(.76)	(.72)	—	—	—	$10.39	(6.48)*	$247	.91*	.33*	144* [e]
May 31, 2015	11.60	.05	(.06)	(.01)	(.22)	(.26)	(.48)	11.11	.01	336	1.91	.42	245 [e]
May 31, 2014	10.66	(.01)	.97	.96	(.02)	—	(.02)	11.60	9.03	339	1.90	(.09)	117 [f]
May 31, 2013	10.21	(.05)	.82	.77	(.09)	(.23)	(.32)	10.66	7.52	358	1.90	(.47)	130 [f,g]
May 31, 2012†	10.00	(.06)	.39	.33	(.08)	(.04)	(.12)	10.21	3.39*	363	1.33*	(.60)*	41*

Class R
November 30, 2015**	$11.02	.04	(.74)	(.70)	—	—	—	$10.32	(6.35)*	$132	.78*	.43*	144* [e]
May 31, 2015	11.52	.07	(.05)	.02	(.26)	(.26)	(.52)	11.02	.25	261	1.66	.66	245 [e]
May 31, 2014	10.59	.02	.97	.99	(.06)	—	(.06)	11.52	9.34	484	1.65	.17	117 [f]
May 31, 2013	10.23	(.01)	.80	.79	(.20)	(.23)	(.43)	10.59	7.70	458	1.65	(.11)	130 [f,g]
May 31, 2012†	10.00	(.05)	.40	.35	(.08)	(.04)	(.12)	10.23	3.59*	102	1.15*	(.45)*	41*

Class R5
November 30, 2015**	$11.12	.08	(.75)	(.67)	—	—	—	$10.45	(6.03)*	$11	.52*	.72*	144* [e]
May 31, 2015	11.62	.13	(.06)	.07	(.31)	(.26)	(.57)	11.12	.75	12	1.16	1.17	245 [e]
May 31, 2014	10.68	.07	.98	1.05	(.11)	—	(.11)	11.62	9.91	12	1.15	.67	117 [f]
May 31, 2013††	10.56	.03	.53	.56	(.21)	(.23)	(.44)	10.68	5.26*	11	1.05*	.25*	130 [f,g]

Class R6
November 30, 2015**	$11.10	.08	(.75)	(.67)	—	—	—	$10.43	(6.04)*	$28,173	.49*	.76*	144* [e]
May 31, 2015	11.61	.14	(.07)	.07	(.32)	(.26)	(.58)	11.10	.79	30,007	1.11	1.23	245 [e]
May 31, 2014	10.68	.07	.98	1.05	(.12)	—	(.12)	11.61	9.93	2,055	1.11	.68	117 [f]
May 31, 2013††	10.56	.08	.49	.57	(.22)	(.23)	(.45)	10.68	5.31*	2,713	1.05*	.63*	130 [f,g]

Class Y
November 30, 2015**	$11.10	.08	(.76)	(.68)	—	—	—	$10.42	(6.13)*	$122,953	.53*	.71*	144* [e]
May 31, 2015	11.59	.13	(.06)	.07	(.30)	(.26)	(.56)	11.10	.79	135,058	1.16	1.17	245 [e]
May 31, 2014	10.65	.07	.98	1.05	(.11)	—	(.11)	11.59	9.87	133,332	1.15	.64	117 [f]
May 31, 2013	10.26	.03	.82	.85	(.23)	(.23)	(.46)	10.65	8.21	153,051	1.15	.32	130 [f,g]
May 31, 2012†	10.00	.01	.38	.39	(.09)	(.04)	(.13)	10.26	4.02*	84,578	.80*	.11*	41*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

84 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 85

Financial highlights (Continued)

* Not annualized

** Unaudited.

† For the period September 19, 2011 (commencement of operations) to May 31, 2012.

†† For the period July 3, 2012 (commencement of operations) to May 31, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

			Percentage of average net assets
	11/30/15	5/31/15	5/31/14	5/31/13	5/31/12

Class A	0.07%	0.10%	0.10%	0.16%	0.61%

Class B	0.07	0.10	0.10	0.16	0.61

Class C	0.07	0.10	0.10	0.16	0.61

Class M	0.07	0.10	0.10	0.16	0.61

Class R	0.07	0.10	0.10	0.16	0.61

Class R5	0.05	0.05	0.06	0.08	N/A

Class R6	0.03	N/A	N/A	N/A	N/A

Class Y	0.07	0.10	0.10	0.16	0.61

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been following:

Portfolio turnover %
May 31, 2014	212%

May 31, 2013	230

g Reflects revision of portfolio turnover rate presented in the fund’s May 31, 2013 audited financial statements.

The accompanying notes are an integral part of these financial statements.

86 Dynamic Risk Allocation Fund

Notes to financial statements 11/30/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2015 through November 30, 2015.

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposures to asset classes, Putnam Management believes the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities (including in below-investment-grade securities, which are sometimes referred to as “junk bonds”); mortgage- and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts (REITs). These asset classes offer different return potential and exposure to different investment risks.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally do not pay a contingent deferred sales charge and class M shares do not pay a contingent deferred sales charge. Prior to November 1, 2015, class M shares were able to pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class  R5, class  R6 and class  Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to

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Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if

88 Dynamic Risk Allocation Fund

any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying

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instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries and to generate additional income for the portfolio.

90 Dynamic Risk Allocation Fund

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

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The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $7,725,539 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $7,351,084 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $372,259 and the value of securities loaned amounted to $359,062.

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Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $218,638,036, resulting in gross unrealized appreciation and depreciation of $9,600,919 and $11,461,895, respectively, or net unrealized depreciation of $1,860,976.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end

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funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

Prior to October 1, 2015, the annual rates were:

1.050%	of the first $5 billion,	0.850%	of the next $50 billion,

1.000%	of the next $5 billion,	0.830%	of the next $50 billion,

0.950%	of the next $10 billion,	0.820%	of the next $100 billion and

0.900%	of the next $10 billion,	0.815%	of any excess thereafter.

Effective October 1, 2015, Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2016, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.70% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $67,778 as a result of this limit.

Prior to October 1, 2015, Putnam Management had contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2016, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.15% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $58,138 as a result of this limit.

Putnam Management has also contractually agreed, through September 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

94 Dynamic Risk Allocation Fund

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$26,766	Class R5	8

Class B	3,694	Class R6	7,161

Class C	14,173	Class Y	130,992

Class M	266	Total	$183,277

Class R	217

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $94 under the expense offset arrangements and by $346 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $122, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$32,475	Class M	970

Class B	17,932	Class R	522

Class C	68,808	Total	$120,707

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,744 and $19 from the sale of class A and class M shares, respectively, and received $573 and $452 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Dynamic Risk Allocation Fund 95

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$231,419,953	$233,519,030

U.S. government securities (Long-term)	—	—

Total	$231,419,953	$233,519,030

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$226,714	$64,664

Options opened	1,305,680	549,120
Options exercised	—	—
Options expired	(1,128,762)	(421,884)
Options closed	(186,535)	(106,684)

Written options outstanding at the
end of the reporting period	$217,097	$85,216

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 11/30/15		Year ended 5/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	109,414	$1,174,906	498,210	$5,629,425

Shares issued in connection with
reinvestment of distributions	—	—	111,531	1,200,072

	109,414	1,174,906	609,741	6,829,497

Shares repurchased	(330,169)	(3,508,757)	(992,689)	(11,353,441)

Net decrease	(220,755)	$(2,333,851)	(382,948)	$(4,523,944)

	Six months ended 11/30/15		Year ended 5/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	12,532	$130,664	48,217	$540,985

Shares issued in connection with
reinvestment of distributions	—	—	12,041	128,117

	12,532	130,664	60,258	669,102

Shares repurchased	(37,527)	(386,606)	(34,167)	(382,608)

Net increase (decrease)	(24,995)	$(255,942)	26,091	$286,494

96 Dynamic Risk Allocation Fund

	Six months ended 11/30/15		Year ended 5/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	56,466	$593,853	168,084	$1,887,992

Shares issued in connection with
reinvestment of distributions	—	—	54,205	577,280

	56,466	593,853	222,289	2,465,272

Shares repurchased	(215,195)	(2,231,723)	(268,562)	(2,982,715)

Net decrease	(158,729)	$(1,637,870)	(46,273)	$(517,443)

	Six months ended 11/30/15		Year ended 5/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	595	$6,281	1,819	$20,779

Shares issued in connection with
reinvestment of distributions	—	—	1,300	14,038

	595	6,281	3,119	34,817

Shares repurchased	(7,074)	(76,583)	(2,090)	(23,595)

Net increase (decrease)	(6,479)	$(70,302)	1,029	$11,222

	Six months ended 11/30/15		Year ended 5/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	468	$4,864	7,451	$82,929

Shares issued in connection with
reinvestment of distributions	—	—	1,801	19,272

	468	4,864	9,252	102,201

Shares repurchased	(11,314)	(117,358)	(27,557)	(305,103)

Net decrease	(10,846)	$(112,494)	(18,305)	$(202,902)

	Six months ended 11/30/15		Year ended 5/31/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	—	—	52	566

	—	—	52	566

Shares repurchased	—	—	—	—

Net increase (decrease)	—	$—	52	$566

	Six months ended 11/30/15		Year ended 5/31/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	5,722	$60,664	2,419,071	$28,026,344

Shares issued in connection with
reinvestment of distributions	—	—	139,821	1,503,075

	5,722	60,664	2,558,892	29,529,419

Shares repurchased	(6,838)	(72,768)	(32,760)	(361,930)

Net increase (decrease)	(1,116)	$(12,104)	2,526,132	$29,167,489

Dynamic Risk Allocation Fund 97

	Six months ended 11/30/15		Year ended 5/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,124,030	$11,887,849	2,113,790	$23,875,110

Shares issued in connection with
reinvestment of distributions	—	—	595,127	6,397,619

	1,124,030	11,887,849	2,708,917	30,272,729

Shares repurchased	(1,492,899)	(15,781,314)	(2,042,929)	(22,917,434)

Net increase (decrease)	(368,869)	$(3,893,465)	665,988	$7,355,295

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R	5,206	40.6%	$53,726

Class R5	1,048	100.0	10,951

Class R6	1,051	0.0	10,951

At the close of the reporting period, a shareholder of record owned 13.5% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$10,139,420	$28,224,227	$31,783,821	$3,994	$6,579,826

Putnam Short Term
Investment Fund*	41,010,048	15,913,342	20,620,817	25,034	36,302,573

Totals	$51,149,468	$44,137,569	$52,404,638	$29,028	$42,882,399

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The

98 Dynamic Risk Allocation Fund

fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$220,000

Written equity option contracts (contract amount) (Note 3)	$220,000

Futures contracts (number of contracts)	700

Forward currency contracts (contract amount)	$76,600,000

Centrally cleared interest rate swap contracts (notional)	$110,200,000

OTC total return swap contracts (notional)	$161,400,000

OTC credit default contracts (notional)	$17,400,000

Centrally cleared credit default contracts (notional)	$40,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$1,032,660*	Payables	$1,505,693

Foreign exchange
contracts	Receivables	496,603	Payables	961,792

Investments,
Equity contracts	Receivables	3,338,372*	Payables	2,184,778*

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	2,365,034*	depreciation	7,359,960*

Total		$7,232,669		$12,012,223

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Risk Allocation Fund 99

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(1,075,204)	$(1,075,204)

Foreign exchange
contracts	—	—	264,069	—	$264,069

Equity contracts	(551,671)	(309,916)	—	(1,736,541)	$(2,598,128)

Interest rate contracts	—	121,080	—	(650,484)	$(529,404)

Total	$(551,671)	$(188,836)	$264,069	$(3,462,229)	$(3,938,667)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$818,245	$818,245

Foreign exchange
contracts	—	—	(380,628)	—	$(380,628)

Equity contracts	(112,956)	(129,070)	—	106,047	$(135,979)

Interest rate contracts	—	505,289	—	784,269	$1,289,558

Total	$(112,956)	$376,219	$(380,628)	$1,708,561	$1,591,196

100 Dynamic Risk Allocation Fund

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Dynamic Risk Allocation Fund 101

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$96,190	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$96,190

OTC Total return swap contracts*#	1,654,055	—	—	469,210	87,963	—	195,338	—	—	—	—	—	—	—	—	2,406,566

OTC Credit default contracts*#	—	—	—	—	4,473	—	1,671	—	—	1,014	—	—	—	—	—	7,158

Centrally cleared credit default contracts§	—	—	30,049	—	—	—	—	—	—	—	—	—	—	—	—	30,049

Futures contracts§	—	—	—	—	—	—	—	—	—	—	56,567	—	—	—	—	56,567

Forward currency contracts#	45,924	47,711	—	32,891	59,632	62,302	32,837	6,412	124,437	—	—	44,490	27,769	9,126	3,072	496,603

Purchased options**#	—	—	—	560,998	—	—	—	—	281,246	—	—	—	—	—	—	842,244

Total Assets	$1,699,979	$47,711	$126,239	$1,063,099	$152,068	$62,302	$229,846	$6,412	$405,683	$1,014	$56,567	$44,490	$27,769	$9,126	$3,072	$3,935,377

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	26,765	—	—	—	—	—	—	—	—	—	—	—	—	26,765

OTC Total return swap contracts*#	2,893,810	788,778	—	168,279	2,105,930	50,475	896,471	—	1,189,107	—	—	—	—	—	—	8,092,850

OTC Credit default contracts*#	—	1,472,450	—	—	25,226	—	5,631	—	—	2,386	—	—	—	—	—	1,505,693

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	69,787	—	—	—	—	69,787

Forward currency contracts#	15,710	74,198	—	36,665	98,513	215,684	10,039	74,077	79,520	—	—	22,769	73,910	221,048	39,659	961,792

Written options#	5,789	32,110	—	47,899	—	—	—	—	—	—	—	—	—	—	—	85,798

Total Liabilities	$2,915,309	$2,367,536	$26,765	$252,843	$2,229,669	$266,159	$912,141	$74,077	$1,268,627	$2,386	$69,787	$22,769	$73,910	$221,048	$39,659	$10,742,685

Total Financial and Derivative Net Assets	$(1,215,330)	$(2,319,825)	$99,474	$810,256	$(2,077,601)	$(203,857)	$(682,295)	$(67,665)	$(862,944)	$(1,372)	$(13,220)	$21,721	$(46,141)	$(211,922)	$(36,587)	$(6,807,308)

Total collateral received (pledged)†##	$(1,215,330)	$(2,266,217)	$—	$810,256	$(1,898,225)	$(119,972)	$(682,295)	$—	$(862,944)	$—	$—	$—	$—	$(119,952)	$—

Net amount	$—	$(53,608)	$99,474	$—	$(179,376)	$(83,885)	$—	$(67,665)	$—	$(1,372)	$(13,220)	$21,721	$(46,141)	$(91,970)	$(36,587)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

102 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 103

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

104 Dynamic Risk Allocation Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Risk Allocation Fund 105

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

106 Dynamic Risk Allocation Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Dynamic Risk Allocation Fund 107

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer

	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

108 Dynamic Risk Allocation Fund

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA735
298213 1/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 27, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 27, 2016